UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	[X]

Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

INTERPACE BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

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	4)	Date Filed:

       , 2020

Dear Stockholder:

It is my pleasure to invite you to attend Interpace Biosciences, Inc.’s (“Interpace”, the “Company”, “we”, “us” or “our”) Annual Meeting of Stockholders to be held on July 9, 2020, at 10:00 a.m., Eastern Time (the “Annual Meeting”).

In light of the outbreak of the Coronavirus (COVID-19), for the safety of our stockholders and in accordance with federal, state and local guidance that has been issued regarding group gatherings, we have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions shortly before and during the virtual meeting from any location via the Internet at www.virtualshareholdermeeting.com/IDXG2020. If you intend to participate in the virtual meeting, please refer to the section “General Information About the Annual Meeting and Voting” below.

During our Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and Proxy Statement enclosed with this letter. There also will be time for questions.

We hope that you will exercise your right to vote, either by attending the Annual Meeting via the Internet or by voting through other acceptable means as promptly as possible. Stockholders of record at the close of business on May 26, 2020 are entitled to notice of and to vote at the meeting.

The following Notice of the 2020 Annual Meeting of Stockholders, Proxy Statement and WHITE proxy card include information about the matters to be acted upon by stockholders at the virtual Annual Meeting. We hope that you will exercise your right to vote, either by attending the Annual Meeting online and voting electronically or by voting through other acceptable means as promptly as possible. You may vote electronically at the Annual Meeting through the Internet, by telephone, or by mailing your completed proxy card (or voting instruction form, if you hold your shares through a broker). Whether or not you plan to attend the virtual Annual Meeting, it is important that your shares are represented. If you have any questions, please contact Fred Knechtel, by telephone at 862-260-3257 or by email at fknechtel@interpace.com

We are delighted to have you as a stockholder of Interpace, and we thank you for your ongoing support.

Sincerely,

Jack E. Stover
President and Chief Executive Officer

Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054

Phone: 412.224.6900 · Toll Free: 855.776.6419 · http://www.interpace.com

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NOTICE OF THE 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD july 9, 2020

To the Stockholders of Interpace Biosciences, Inc.:

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Interpace Biosciences, Inc. (“Interpace”, the “Company”, “we”, “us”, or “our”) will be held virtually via the Internet at www.virtualshareholdermeeting.com/IDXG2020 on July 9, 2020 at 10:00 a.m., Eastern Time. At the Annual Meeting, stockholders will act on the following matters:

1.	Approval of an amendment to our certificate of incorporation, as amended, to declassify our board of directors and to provide for the immediate annual election of directors.

2.	If Proposal No. 1 is approved, election of the seven director nominees named in the Proxy Statement, who will serve until the 2021 annual meeting or until their respective successors are duly elected and qualified.

3.	If Proposal No. 1 is not approved, election of the two Class III director nominees named in this Proxy Statement, who will serve until the 2023 annual meeting or until their respective successors are duly elected and qualified.

4.	Approval of an amendment to the Company’s 2019 Equity Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by 1,000,000 shares.

5.	A non-binding advisory vote on a resolution approving the compensation of our named executive officers.

6.	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

7.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on May 26, 2020 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. In light of the outbreak of the Coronavirus (COVID-19), for the safety of our stockholders and in accordance with federal, state and local guidance that has been issued, we have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions shortly before and during the virtual meeting from any location via the Internet at www.virtualshareholdermeeting.com/IDXG2020.

A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting. If you would like to inspect the list, please call Fred Knechtel, the Company’s Chief Financial Officer, at 862-260-3257 to obtain a digital copy of the list for the inspection prior to the Annual Meeting. All stockholders are cordially invited to virtually attend the Annual Meeting. On or about June 1, 2020, the Company will mail to stockholders this Notice, the Proxy Statement, and the proxy card (the “Proxy Materials”), as well as our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”). In addition to mailing our Proxy Materials and Annual Report, we will also provide access to our Proxy Materials and Annual Report over the Internet, by June 1, 2020. The Proxy Materials instruct you on how to access and review all of the important information contained in the Proxy Materials and in our Annual Report via the Internet. The Proxy Materials also instruct you on how you may submit your vote by mail, the Internet, toll-free number, or electronically at the virtual Annual Meeting.

Your vote is important regardless of the number of shares you own. Whether or not you expect to attend the virtual Annual Meeting, we hope you will take the time to vote your shares. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “General Information About the Annual Meeting and Voting” beginning on page 5 of the Proxy Statement or your attached proxy card.

By order of the Board of Directors,

/s/ Jack E. Stover
Jack E. Stover
President & Chief Executive Officer

Dated:          , 2020

Important Notice Regarding the Availability of Proxy

Materials for the Annual Meeting of Stockholders to Be Held

on July 9, 2020

The Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders and

Annual Report on Form 10-K are also available on the Internet at

www.proxyvote.com

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TABLE OF CONTENTS

Page

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	5

PROPOSAL NO. 1 — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD	13

PROPOSAL NO. 2 — ELECTION OF DIRECTORS if proposal no. 1 is approved	14

PROPOSAL NO. 3 — ELECTION OF DIRECTORS if proposal no. 1 is NOT approved	15

DIRECTOR BIOGRAPHIES AND QUALIFICATIONS	16

INFORMATION ABOUT THE COMPENSATION OF OUR DIRECTORS	19

PROPOSAL NO. 4 — APPROVAL OF AN AMENDMENT TO OUR 2019 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE	21

PROPOSAL NO. 5 — NON-BINDING ADVISORY VOTE ON RESOLUTION TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION	29

PROPOSAL NO. 6 — RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30

GOVERNANCE OF THE COMPANY	31

EXECUTIVE OFFICERS	35

INFORMATION ABOUT OUR EXECUTIVE COMPENSATION	36

AUDIT COMMITTEE MATTERS AND FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	46

AUDIT COMMITTEE REPORT	46

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	48

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	50

OTHER MATTERS	51

ADDITIONAL INFORMATION	51

ANNEX A CERTIFICATE OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION AND PROPOSED CERTIFICATE OF AMENDMENT TO ARTICLE SEVENTH OF OUR CERTIFICATE INCORPORATION	A-1

ANNEX B AMENDMENT TO THE INTERPACE BIOSCIENCES, INC. 2019 EQUITY INCENTIVE PLAN	B-1

ANNEX C INTERPACE BIOSCIENCES, INC. 2019 EQUITY INCENTIVE PLAN	C-1

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PROXY STATEMENT

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why are you receiving these proxy materials?

Interpace Biosciences, Inc., a Delaware corporation (“Interpace”, the “Company”, “we”, “us”, or “our”), has delivered printed versions of these materials to you by mail or made them available electronically in connection with the solicitation of proxies on behalf of our board of directors (the “Board”) for use at our 2020 Annual Meeting of Stockholders (the “Annual Meeting”). This Proxy Statement describes the matters on which you, as a stockholder, are entitled to vote. It also gives you information on these matters so that you can make an informed decision.

Interpace is using the Securities and Exchange Commission (the “SEC”) rule that allows us to deliver a “full set” of our proxy materials by mail to all of our stockholders of record as of May 26, 2020 (the “Record Date”). (For more information on the Record Date, see “Who is entitled to vote at the Annual Meeting?”). Our proxy materials include the Notice of the Annual Meeting (the “Notice”), this Proxy Statement, and a proxy card (collectively, the “Proxy Materials”), and we will mail our Proxy Materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”) on or about June 1, 2020. In addition to mailing our Proxy Materials and Annual Report, we will also provide access to our Proxy Materials and Annual Report over the Internet, by June 1, 2020. The Notice and the Proxy Statement instruct you on how to access and review all of the important information contained in the Proxy Materials via the Internet. The Notice and the Proxy Statement also instruct you on how you may submit your vote by mail, the Internet, toll-free number, or electronically at the virtual Annual Meeting. We have sent you these Proxy Materials because the Board is soliciting your proxy to vote at the Annual Meeting. You are invited to electronically attend the virtual Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to electronically attend the virtual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card by mail, or follow the instructions below to submit your proxy over the telephone or through the Internet.

Stockholders may request to receive Proxy Materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What items will be voted on at the Annual Meeting?

The following proposals are scheduled for a vote at the Annual Meeting:

1.	Approval of an amendment to our certificate of incorporation, as amended (the “Certificate of Incorporation”), to declassify the Board and to provide for the immediate annual election of directors.

2.	If Proposal No. 1 is approved, election of the seven director nominees named in the Proxy Statement, who will serve until the 2021 annual meeting or until their respective successors are duly elected and qualified.

3.	If Proposal No. 1 is not approved, election of the two Class III director nominees named in this Proxy Statement, who will serve until the 2023 annual meeting or until their respective successors are duly elected and qualified.

4.	Approval of an amendment to the Company’s 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”) to increase the number of authorized shares of our common stock, par value $0.01 per share (the “Common Stock”), reserved for issuance by 1,000,000 shares.

5.	A non-binding advisory vote on a resolution approving the compensation of our named executive officers.

6.	Ratification of the appointment of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

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7.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

In addition, management will respond to questions from stockholders.

What are the Board’s voting recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote FOR Proposal Nos. 1, 2, 3, 4, 5 and 6.

Who is entitled to vote at the Annual Meeting?

Stockholders of record at the close of business on the Record Date may vote at the Annual Meeting. There were 4,036,595 shares of our Common Stock and 47,000 shares of our Series B convertible preferred stock, par value $0.01 per share (the “Series B Preferred Stock”), outstanding on the Record Date. As of the date of this Proxy Statement, two investors, on an as-converted basis, control an aggregate of sixty-six percent (66%) of our outstanding shares of Common Stock through their holdings of the Series B Preferred Stock. A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting. If you would like to inspect the list, please call Fred Knechtel, the Company’s Chief Financial Officer, at 862-260-3257 to obtain a digital copy of the list for the inspection prior to the Annual Meeting. All stockholders are cordially invited to attend the virtual Annual Meeting.

What are the voting rights of the holders of our Common Stock?

Each outstanding share of our Common Stock will be entitled to one vote per share on each matter considered at the Annual Meeting.

What are the voting rights of the holders of our Preferred Stock?

Each outstanding share of our Series B Preferred Stock will be entitled to vote on each matter considered at the Annual Meeting. Each holder of outstanding shares of our Series B Preferred Stock will be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held by such holder are convertible as of the Record Date. Except as provided by law or by our Certificate of Incorporation (which includes the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (the “Certificate of Designation of Series B Preferred Stock”)), holders of Series B Preferred Stock will vote together with the holders of Common Stock as a single class and on an as-converted to Common Stock basis.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Record Owners

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you are the stockholder of record with respect to those shares, and the Proxy Statement and the form of proxy have been sent directly to you.

Beneficial Owners

Many stockholders hold their shares through a broker, trustee, or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The Proxy Statement and the form of voting instruction card has been forwarded to you by your broker, trustee, or other nominee who is considered, with respect to those shares, the stockholder of record.

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How can you vote?

Record Owners and Beneficial Owners Who Have Been Provided With a 16 Digit Control Number

If you are a record holder, meaning your shares are registered in your name and not in the name of a broker, trustee, or other nominee, or a beneficial owner who has been provided by your broker with a 16 digit control number, you may vote:

1. Over the Internet – If you have Internet access, you may authorize the voting of your shares by accessing www.proxyvote.com and following the instructions set forth in the Proxy Materials. You must specify how you want your shares voted or your vote will not be completed and you will receive an error message. Your shares will be voted according to your instructions. You can also vote during the meeting by visiting www.virtualshareholdermeeting.com/IDXG2020 and having available the control number included on your proxy card or on the instructions that accompanied your Proxy Materials.

2. By Telephone – If you are a registered stockholder, you may call toll-free 1-800-690-6903 to vote by telephone. If you are a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your Proxy Materials, you may call toll-free 1-800-454-8683 to vote by telephone. Your shares will be voted according to your instructions.

3. By Mail If You Are a Record Owner – Complete and sign the attached WHITE proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your WHITE proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board. Unsigned proxy cards will not be voted.

Beneficial Owners

As the beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. In most cases, when your broker provides you with proxy materials, they will also provide you with a 16 digit control number, which will allow you to vote as described above or at the Annual Meeting. If your broker has not provided you with a 16 digit control number, please contact your broker for instructions on how to vote your shares.

Beneficial Owners and Broker Non-Votes

Brokers, trustees, or other nominees who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, trustees, or other nominees will have this discretionary authority with respect to “routine” matters such as Proposal No. 6, the ratification of the appointment of our independent registered public accounting firm, BDO, which is the only matter scheduled for this Annual Meeting for which such nominees have voting authority. However, brokers, trustees, or other nominees will not have this discretionary authority with respect to non-routine matters.

Proposal Nos. 1, 2, 3, 4 and 5 are “non-routine” matters for which discretionary voting power does not exist under applicable rules. A broker, trustee, or other nominee cannot vote without instructions on non-routine matters, and therefore, broker non-votes may exist in connection with Proposal Nos. 1, 2, 3, 4 and 5. Proposal No. 1, the approval of an amendment to the Certificate of Incorporation to declassify the Board, requires the affirmative vote of at least seventy-five percent (75%) of the voting power of the shares outstanding and entitled to vote. Broker non-votes will be excluded entirely from the vote and will, therefore, have the same effect as a vote “AGAINST” such proposal. In the election of directors in Proposal No. 2 or Proposal No. 3, as applicable, votes may be cast in favor of or withheld with respect to the nominee; votes that are withheld and broker non-votes will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote in Proposal No. 2 or Proposal No. 3, as applicable. Proposal No. 4, the approval of an amendment to the 2019 Equity Incentive Plan, requires the affirmative vote of a majority of the voting power of the shares present or represented and entitled to vote at the Annual Meeting. Broker non-votes will be excluded entirely from the vote and will, therefore, have the same effect as a vote “AGAINST” such proposal. For Proposal No. 5, broker non-votes will not be considered votes cast by stockholders of all of the shares of Common Stock present virtually or by proxy at the virtual Annual Meeting, and voting affirmatively or negatively and will therefore not have any effect with respect to those proposals.

How can you attend the Annual Meeting?

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/IDXG2020. If you were a stockholder as of the Record Date with a 16 digit control number, or a beneficial owner who has been provided by your broker with a 16 digit control number, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

●	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/IDXG2020.

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●	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/IDXG2020 on the day of the Annual Meeting.

●	Webcast will start on July 9, 2020, at 10:00 a.m. Eastern Time.

●	You will need your 16-digit control number to enter the Annual Meeting.

●	Stockholders may submit questions while attending the Annual Meeting via the Internet.

●	Webcast replay of the Annual Meeting will be available until July 9, 2021.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your Proxy Materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

Why hold a virtual meeting?

As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the COVID-19 pandemic, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders. In addition, we are excited to use the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe the virtual meeting format enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

How do I ask questions at the virtual Annual Meeting?

Shortly before and during the virtual Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/IDXG2020. We will respond to as many inquiries at the virtual Annual Meeting as time allows.

What if during the check-in time or during the virtual Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.

Can you change your vote or revoke your proxy?

If you are a stockholder of record or a beneficial owner who has been provided by your broker with a 16 digit control number, you may revoke your proxy or change your vote by (i) following the instructions in the Proxy Materials and entering a new vote by telephone or over the Internet up until 11:59 p.m. Eastern Time on July 8, 2020, (ii) attending the Annual Meeting online and voting electronically during the meeting (although attendance at the virtual Annual Meeting will not in and of itself revoke a proxy unless you properly vote electronically during the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Annual Meeting), or (iii) entering a new vote by mail. Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the holding of the vote at the virtual Annual Meeting at 10:00 a.m., Eastern Time, on July 9, 2020. Such written notice of revocation or subsequent proxy card should be sent to the Company’s principal executive offices at Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054, Attention: Corporate Secretary.

If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your broker, trustee, or other nominee in accordance with the instructions you have received from them.

The last proxy or vote that we receive from you will be the vote that is counted.

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What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Jack E. Stover, our President and Chief Executive Officer and a member of the Board, and Fred Knechtel, our Chief Financial Officer, Secretary, and Treasurer. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please use the means available to you to vote by proxy so that your shares of Common Stock (including the Series B Preferred Stock on an as converted to Common Stock basis, voting as a single class) may be voted.

How will your proxy vote your shares?

Your proxy will vote according to your instructions. Unless otherwise directed in the proxy card, the proxy holders will vote the shares represented by a properly executed proxy:

1.	FOR approval of an amendment to our Certificate of Incorporation to declassify the Board and to provide for the immediate annual election of directors (Proposal No. 1);

2.	If Proposal No. 1 is approved, FOR the election of the seven director nominees named in the Proxy Statement, who will serve until the 2021 annual meeting or until their respective successors are duly elected and qualified (Proposal No. 2);

3.	If Proposal No. 1 is not approved, FOR the election of the two Class III director nominees named in this Proxy Statement, who will serve until the 2023 annual meeting or until their respective successors are duly elected and qualified (Proposal No. 3);

4.	FOR approval of an amendment to our 2019 Equity Incentive Plan to increase the number of authorized shares of Common Stock reserved for issuance by 1,000,000 shares (Proposal No. 4);

5.	FOR approval, on a non-binding advisory basis, of the compensation of our named executive officers (Proposal No. 5); and

6.	FOR ratification of the appointment of BDO as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2020 (Proposal No. 6).

What constitutes a quorum?

A quorum is necessary in order to conduct the Annual Meeting. A quorum will be present at the Annual Meeting if holders of a majority of the shares of Common Stock (including the Series B Preferred Stock on an as converted to Common Stock basis, voting as a single class) outstanding on the Record Date are represented at the Annual Meeting in person virtually or by proxy. For the purpose of electing a director, the presence in person virtually or by proxy of the holders of a majority of the voting power of the Company’s outstanding securities constitutes a quorum for the purposes of electing such director. As of the date of this Proxy Statement, two investors, on an as-converted basis, control an aggregate of sixty-six percent (66%) of our outstanding shares of Common Stock through their holdings of the Series B Preferred Stock.

Virtual attendance at the Annual Meeting constitutes presence in person for purposes of quorum. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present at the Annual Meeting, the stockholders present in person virtually or by proxy may adjourn the meeting to a date when a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the Annual Meeting.

What vote is required to approve each matter and how are votes counted?

Proposal No. 1: Approval of an Amendment to Our Certificate of Incorporation to Declassify the Board and to provide for the Immediate Annual Election of Directors.

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Our Certificate of Incorporation provides that the affirmative vote of the holders of at least seventy-five percent (75%) of the shares of capital stock of the Company issued and outstanding and entitled to vote generally in the election of directors is required to approve this proposal. Accordingly, the approval of an amendment to our Certificate of Incorporation to declassify the Board requires the affirmative of vote at least seventy-five percent (75%) of the shares of Common Stock (including the Series B Preferred Stock on an as converted to Common Stock basis, voting as a single class) outstanding on the Record Date and entitled to vote. Abstentions and broker non-votes will be excluded entirely from the vote and will, therefore, have the same effect as a vote “AGAINST” such proposal.

Proposal No. 2: If Proposal No. 1 is Approved, the Election of the Seven Director Nominees Named in the Proxy Statement, Who Will Serve Until the 2021 Annual Meeting or Until Their Respective Successors Are Duly Elected and Qualified.

If Proposal No. 1 is approved, all seven directors named in the Proxy Statement shall be nominees for election. The holders of the Series B Preferred Stock, voting as a separate class, are entitled to certain director designation rights under our Certificate of Incorporation (which includes the Certificate of Designation of Series B Preferred Stock). Based on the holdings of the issued and outstanding Series B Preferred Stock as of the date hereof, two holders of Series B Preferred Stock are each entitled to nominate and elect two directors to the Board. 1315 Capital II, L.P, a Delaware limited partnership (“1315 Capital”) and Ampersand 2018 Limited Partnership, a Delaware limited partnership (“Ampersand” and, together with 1315 Capital, the “Series B Investors”) have designated for election as a director two designees each: Edward Chan and Fortunato Ron Rocca, as designated by 1315 Capital, and Robert Gorman and Eric Lev, as designated by Ampersand. The four Series B Investor designees have been approved, recommended and nominated by the Board. The holders of Common Stock are not entitled to vote in the election of such Series B Investor designees. Therefore, if Proposal No. 1 is approved, the Series B Investors will be entitled to vote for their respective director designees and the holders of Common Stock (including the holders of Series B Preferred Stock, on an as converted to Common Stock basis, voting as a single class) will be entitled to vote in the election of the balance of director nominees named in the Proxy Statement.

The election of those director nominees for which we are soliciting proxies requires a plurality of the votes of the shares cast in person virtually or represented by proxy at the Annual Meeting. Accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominee receiving the highest number of votes cast “FOR” such nominee. In the election of such a director, votes may be cast in favor of or withheld with respect to the nominee; votes that are withheld and broker non-votes will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote.

Proposal No. 3: If Proposal No. 1 is Not Approved, the Election of the Two Class III Director Nominees Named in the Proxy Statement, Who Will Serve Until the 2023 Annual Meeting or Until Their Respective Successors Are Duly Elected and Qualified.

If Proposal No. 1 is not approved, only the two Class III directors named in the Proxy Statement shall be nominees for election. The holders of Common Stock (including the holders of Series B Preferred Stock, on an as converted to Common Stock basis, voting as a single class) are entitled to vote in the election of such Class III director nominees.

The election of those director nominees for which we are soliciting proxies requires a plurality of the votes of the shares cast in person virtually or represented by proxy at the Annual Meeting. Accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominee receiving the highest number of votes cast “FOR” such nominee. In the election of such a director, votes may be cast in favor of or withheld with respect to the nominee; votes that are withheld and broker non-votes will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote.

Proposal No. 4: Approval of an Amendment to Our 2019 Equity Incentive Plan to Increase the Number of Authorized Shares of Common Stock Reserved for Issuance by 1,000,000 Shares.

A majority of the votes of the shares of Common Stock (including the Series B Preferred Stock, on an as converted to Common Stock basis, voting as a single class) present or represented and entitled to vote at the Annual Meeting is required to approve this proposal. Accordingly, abstentions and broker non-votes will count as a vote “AGAINST” Proposal No. 4.

Proposal No. 5: Non-binding Advisory Vote on Resolution to Approve Named Executive Officer Compensation.

A majority of the votes of the shares of Common Stock (including the Series B Preferred Stock, on an as converted to Common Stock basis, voting as a single class) present or represented by proxy at the virtual Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person virtually or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will not be considered votes cast by stockholders present or by proxy at the virtual Annual Meeting and voting affirmatively or negatively will therefore not have any effect with respect to Proposal No. 5.

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Proposal No. 6: Ratification of Appointment of BDO as Our Independent Registered Public Accounting Firm to Audit Our Financial Statements for the Fiscal Year Ending December 31, 2020.

A majority of the votes of the shares of Common Stock (including the Series B Preferred Stock, on an as converted to Common Stock basis, voting as a single class) present or represented by proxy at the virtual Annual Meeting is required to approve this proposal. Abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person virtually or represented by proxy at the Annual Meeting.

Who counts the votes?

We have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) as our independent agent to tabulate stockholder votes. If you are a stockholder of record or a beneficial owner who has been provided by your broker with a 16 digit control number, and you choose to vote over the Internet (either prior to or during the meeting) or by telephone, Broadridge will access and tabulate your vote electronically, and if you choose to sign and mail your proxy card, your executed proxy card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker (or its agent for tabulating votes of shares held in street name, as applicable) returns one proxy card to Broadridge on behalf of all its clients.

How does the Board recommend that you vote?

As to the proposals to be voted on at the Annual Meeting, the Board unanimously recommends that you vote:

i.	FOR approval of an amendment to our Certificate of Incorporation to declassify the Board and to provide for the immediate annual election of directors (Proposal No. 1);

ii.	If Proposal No. 1 is approved, FOR the election of the seven director nominees named in the Proxy Statement, who will serve until the 2021 annual meeting or until their respective successors are duly elected and qualified. (Proposal No. 2);

iii.	If Proposal No. 1 is not approved, FOR the election of the two Class III director nominees named in this Proxy Statement, who will serve until the 2023 annual meeting or until their respective successors are duly elected and qualified. (Proposal No. 3);

iv.	FOR approval of an amendment to our 2019 Equity Incentive Plan to increase the number of authorized shares of Common Stock reserved for issuance by 1,000,000 shares (Proposal No. 4);

v.	FOR approval, on a non-binding advisory basis, of the compensation of our named executive officers (Proposal No. 5); and

vi.	FOR ratification of the appointment of BDO as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2020 (Proposal No. 6).

Why are you being asked to approve an amendment to our Certificate of Incorporation to declassify the Board?

On January 10, 2020, the Company entered into a Securities Purchase and Exchange Agreement (the “Securities Purchase and Exchange Agreement”) with the Series B Investors. Pursuant to the terms of the Securities Purchase and Exchange Agreement, the Company agreed to use its reasonable best efforts to obtain the approval of an amendment to our Certificate of Incorporation to declassify our Board (the “Charter Amendment”) by the Company’s stockholders at the Annual Meeting and to provide that all members of the Board stand for election at the Annual Meeting. Our Board after careful consideration also believes that the Charter Amendment is in the best interests of the Company’s stockholders. After weighing the merits of the Charter Amendment, the Board has, consistent with the terms of the Securities Purchase and Exchange Agreement, unanimously adopted a resolution approving the Charter Amendment, subject to the approval of the Company’s stockholders at the Annual Meeting, effective upon the filing of the Charter Amendment with the Secretary of State of the State of Delaware.

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Why are you being asked to approve an amendment to the 2019 Equity Incentive Plan?

The purposes of the 2019 Equity Incentive Plan are to enable us to recruit and retain highly qualified employees, directors and consultants; provide them with an incentive for productivity; and align a portion of their compensation with the growth and value of the Company. The Board believes that the number of shares of Common Stock currently available for grants under the existing stock award plan is insufficient to satisfy the purposes described above. If our stockholders do not approve the amendment to the 2019 Equity Incentive Plan (the “Plan Amendment”, attached hereto as Annex B), it will not become effective with respect to the increase in the number of authorized shares reserved for issuance, and the 2019 Equity Incentive Plan will continue in effect, but will not have a sufficient number of shares to continue providing equity-based compensation to our directors, executives, and other key personnel. The Board believes this would present serious challenges to our ability to attract and retain management, directors, and other key personnel, and would be detrimental to our business and the interests of our stockholders.

Why are you being asked to approve on a non-binding basis the compensation of the Company’s named executive officers?

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Company’s stockholders are entitled to vote at the Annual Meeting on whether to provide advisory approval of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or the Board. While this advisory vote is non-binding, the Board values the opinions that stockholders express in their votes and will, as a matter of good corporate practice, take into account the outcome of the vote when considering future compensation decisions.

Why are you being asked to ratify the appointment of BDO as our independent registered public accounting firm?

Although stockholder approval of the Audit Committee of the Board’s (the “Audit Committee”) selection of BDO as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If Proposal No. 6 is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of BDO, but will not be required to take any action.

Are there other matters to be voted on at the Annual Meeting?

We do not know of any other matters that may come before the Annual Meeting other than the aforementioned matters. If any other matters are properly presented to the Annual Meeting, the persons named as proxies in the attached WHITE proxy card intend to vote or otherwise act in accordance with their judgment on the matter.

Where can you find the voting results?

Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four (4) business days following the Annual Meeting.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

The solicitation of proxies is being made on behalf of our Board, and we will pay the expenses of the preparation of Proxy Materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made telephonically, electronically, or by other means of communication by certain of our directors, officers or employees who will not receive additional compensation for those services. If you choose to access the Proxy Materials or Annual Report and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. We will reimburse brokers and other nominees for costs incurred by them in mailing Proxy Materials to beneficial owners in accordance with applicable rules.

Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

BDO served as our independent registered public accounting firm for the fiscal year ended December 31, 2019 and audited our financial statements for such year. We expect that one or more representatives of BDO will be available for the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions during the Annual Meeting.

What is “householding” and where can you obtain additional copies of the Proxy Materials?

For information about householding and how to request additional copies of Proxy Materials, please see the section captioned “Additional Information — Householding”.

What should I do if I receive more than one set of Proxy Materials?

If you receive more than one set of Proxy Materials, your shares are likely registered in more than one name or brokerage account. Please follow the voting instructions on each proxy or voting instruction card that you receive to ensure that all of your shares are voted.

Contact for Questions About this Proxy Statement

If you have additional questions about this Proxy Statement or the meeting, please contact Fred Knechtel, by telephone at 862-260-3257, or by email at fknechtel@interpace.com.

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PROPOSAL NO. 1 —
APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION

TO DECLASSIFY THE BOARD

The Company is seeking approval to amend its current Certificate of Incorporation in order to remove the classified Board structure. Our Certificate of Incorporation provides that the affirmative vote of the holders of at least seventy-five percent (75%) of the shares of capital stock of the Company issued and outstanding and entitled to vote generally in the election of directors is required to approve this proposal. Accordingly, the approval of the Charter Amendment requires the affirmative vote of at least seventy-five percent (75%) of the shares of Common Stock (including the Series B Preferred Stock on an as converted to Common Stock basis, voting as a single class) outstanding on the Record Date and entitled to vote. This description of the Charter Amendment in this proposal is a summary and is qualified by the full text of the proposed Certificate of Amendment, which is attached as Annex A to this Proxy Statement, to our current Certificate of Incorporation. The Charter Amendment filed with the Secretary of State of the State of Delaware will be substantially in the form of Annex A.

Currently, the Certificate of Incorporation provides for a classified Board divided into three classes of directors. Directors in each class are elected for staggered three-year terms, with one class expiring at each annual meeting. The Company’s classified Board structure has been in place since we became a public company in 1998. Currently, Class I and Class III contain two directors and Class II contains three directors. The current terms of our director classes expire as follows: Class I—the 2022 annual meeting; Class II—the 2021 annual meeting; and Class III—the 2020 annual meeting.

In the Securities Purchase and Exchange Agreement, dated as of January 10, 2020, by and among the Company and the Series B Investors, the Company agreed to use its reasonable best efforts to obtain the approval of the Charter Amendment by the Company’s stockholders at the Annual Meeting and to provide that all members of the Board stand for election at the Annual Meeting. Prior to entering into the Securities Purchase and Exchange Agreement, the Board considered such agreement and determined that removal of the classified Board structure was necessary in order to proceed with the Securities Purchase and Exchange Agreement and was therefore in the best interests of the Company and our stockholders. Our Board continues to believe that the Charter Amendment is in the best interest of the Company and our stockholders. Accordingly, after weighing the merits of the Charter Amendment, the Board has, consistent with the terms of the Securities Purchase and Exchange Agreement, unanimously adopted a resolution approving the Charter Amendment, subject to the approval of the Company’s stockholders at the Annual Meeting, effective upon the filing of the Charter Amendment with the Secretary of State of the State of Delaware.

If Proposal No. 1 is approved at the Annual Meeting, promptly following such vote, we will file the Charter Amendment with the Secretary of State of the State of Delaware to effect the declassification of the Board during the Annual Meeting and to provide for the immediate annual election of all directors nominees named in this Proxy Statement (see “Proposal No. 2 — Election Of Directors if Proposal No. 1 is Approved”). We intend to make this filing before the vote is taken to elect directors at the Annual Meeting so that if the Charter Amendment is adopted, it will be effective when the vote is taken to elect directors. Additionally, director nominees currently serving in Class I and Class II have tendered contingent resignations from their current three-year terms, conditioned upon the approval of the Charter Amendment. As a result, if the Charter Amendment is approved, the seven members of the current Board will be standing for election at the Annual Meeting and, if elected, will serve for terms expiring at the 2021 annual meeting of stockholders. Conversely, if the Charter Amendment is not approved, the Board will remain classified such that (i) only the two Class III director nominees will be standing for election at the Annual Meeting and, if elected, will serve on the Board until the 2023 annual meeting or until their earlier death, resignation, disqualification or removal and (ii) directors serving in Class I and Class II will continue to serve as directors until their respective terms expire at the 2022 and 2021 annual meetings, respectively, or until their earlier death, resignation, disqualification or removal (see “Proposal No. 3 — Election of Directors if Proposal No. 1 is Not Approved”). The Charter Amendment would not change the number of directors or the Board’s authority to change that number and to fill any vacancies or newly created directorships.

Currently, our Certificate of Incorporation allows for removal of directors only for cause by the affirmative vote of the holders of at least two-thirds of the shares entitled to vote thereon. Under Delaware corporate law, directors of companies that have a classified board structure may be removed only for cause unless the certificate of incorporation provides otherwise, while directors of companies that do not have a classified board may be removed with or without cause. Accordingly, the Charter Amendment declassifying the Board also provides that directors may be removed either with or without cause. The Charter Amendment continues to require approval by the holders of at least two-thirds of the outstanding shares entitled to vote, which includes holders of Common Stock and the Series B Preferred Stock, on an as converted to Common Stock basis, (voting as a single class) on removal of such director.

The approval of the Charter Amendment to declassify the Board requires the affirmative vote of at least seventy-five percent (75%) of the shares of Common Stock (including the Series B Preferred Stock on an as converted to Common Stock basis, voting as a single class) outstanding on the Record Date and entitled to vote. As of the date of this Proxy Statement, the Series B Investors, on an as-converted basis, control an aggregate of sixty-six percent (66%) of our outstanding shares of Common Stock through their holdings of the Series B Preferred Stock. Abstentions and broker non-votes will be excluded entirely from the vote and will, therefore, have the same effect as a vote “AGAINST” such proposal.

The Board Recommends a Vote FOR Approval of the Charter Amendment to the Certificate of Incorporation to Declassify the Board and Proxies that Are Returned Will Be So Voted Unless Otherwise Instructed.

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PROPOSAL NO. 2 —

ELECTION OF DIRECTORS if proposal no. 1 is approved

If Proposal No. 1 is approved, and when the Charter Amendment becomes effective at the Annual Meeting, all of our directors will stand for election at the Annual Meeting and any director elected at the Annual Meeting will serve for a one-year term thereafter. The Company’s holders of Common Stock (including the Series B Preferred Stock on an as converted to Common Stock basis, voting as a single class) outstanding on the Record Date will be asked to vote on this Proposal No. 2 only if the Charter Amendment in Proposal No. 1 is approved. If the Company’s stockholders do not approve Proposal No. 1, however, then the Company will not file the Charter Amendment with the Secretary of State of the State of Delaware to effect the declassification of the Board during the Annual Meeting as described above under Proposal No. 1, and the stockholders will proceed to vote on Proposal No. 3 and not this Proposal No. 2.

If Proposal No. 1 is approved, the names of the seven nominees to serve, if elected, on the Board as directors until the 2021 annual meeting and until their successors have been elected and qualified are set forth below:

NAME	AGE	PRINCIPAL OCCUPATION OR EMPLOYMENT
Edward Chan*	37	Employee of 1315 Capital Management, LLC
Robert Gorman**	62	Consultant for MLC, LLC
Joseph Keegan, Ph.D.	67	Independent Investor
Eric Lev**	44	General Partner at Ampersand Capital Partners
Fortunato Ron Rocca*	58	President and Chief Executive Officer of Exagen Inc.
Jack E. Stover	67	President and Chief Executive Officer of Interpace Biosciences, Inc.
Stephen J. Sullivan	73	Founder, CRO Advisors LLC

* 1315 Capital designee

** Ampersand designee

The biographies and qualifications of the members of the Board, who are our proposed director nominees for Proposal No. 2, are set forth below under the heading “Director Biographies and Qualifications”.

The holders of the Series B Preferred Stock, voting as a separate class, are entitled to certain director designation rights under our Certificate of Incorporation. These rights are dependent on holdings of outstanding Series B Preferred Stock. Specifically, the Certificate of Designation of Series B Preferred Stock provides that, for so long as Ampersand or 1315 Capital holds at least sixty percent (60%) of the Series B Preferred Stock issued to it on the Issuance Date (as defined therein), such Series B Investor will be entitled to elect two directors to the Board, provided that one of the directors qualifies as an “independent director” under Rule 5605(a)(2) of the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”) (or any successor rule or similar rule promulgated by another exchange on which the Company’s securities are then listed or designated). However, if at any time such Series B Investor holds less than sixty percent (60%), but at least forty percent (40%), of the Series B Preferred Stock issued to them on the Issuance Date, such Series B Investor would only be entitled to elect one director to the Board. Any director elected pursuant to the terms of the Certificate of Designation of Series B Preferred Stock may be removed without cause by, and only by, the affirmative vote of the holders of Series B Preferred Stock. A vacancy in any directorship filled by the holders of Series B Preferred Stock may be filled only by vote or written consent in lieu of a meeting of such holders of Series B Preferred Stock or by any remaining director or directors elected by such holders of Series B Preferred Stock.

Based on the holdings of the issued and outstanding Series B Preferred Stock as of the date hereof, two holders of Series B Preferred Stock are each entitled to elect two directors to the Board and have designated Messrs. Chan and Rocca, by 1315 Capital, and Messrs. Gorman and Lev, by Ampersand. The four Series B Investor designees have been approved, recommended and nominated by the Board. The holders of Common Stock are not entitled to vote in the election of such Series B Investor director designees. Therefore, if Proposal No. 1 is approved, the Series B Investors will be entitled to vote for their respective director designees and the holders of Common Stock (including the holders of Series B Preferred Stock, who hold sixty-six percent (66%) of outstanding securities as of the date hereof on an as converted to Common Stock basis, voting as a single class) will be entitled to vote in the election of director nominees Messrs. Keegan, Stover, and Sullivan. Pursuant to the Securities Purchase and Exchange Agreement, both Series B Investors agreed to vote in favor of the election of director nominees Messrs. Keegan, Stover, and Sullivan at this Annual Meeting. Pursuant to the Amended and Restated Investor Rights Agreement, both Series B Investors agreed to vote in favor of the election of the director nominees of the Nominating Committee at this Annual Meeting and at future annual meetings.

Proposal No. 2, the election of those director nominees for which we are soliciting proxies, requires a plurality of the votes of the shares cast in person virtually or represented by proxy at the Annual Meeting. Accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominee receiving the highest number of votes cast “FOR” such nominee. In the election of such director, votes may be cast in favor of or withheld with respect to the nominee; votes that are withheld and broker non-votes will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote.

The Board Recommends a Vote FOR the Election of the Nominees Listed Above and Proxies that Are Returned Will Be So Voted Unless Otherwise Instructed.

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PROPOSAL NO. 3 —

ELECTION OF DIRECTORS if proposal no. 1 is NOT approved

The Company’s holders of Common Stock (including the Series B Preferred Stock on an as converted to Common Stock basis, voting as a single class) outstanding on the Record Date will be asked to vote on this Proposal No. 3 only if the Charter Amendment in Proposal No. 1 is not approved. If the Company’s stockholders approve Proposal No. 1, however, then the Company will file the Charter Amendment with the Secretary of State of the State of Delaware to effect the declassification of the Board during the Annual Meeting as described above under Proposal No. 1, and the stockholders will proceed to vote on Proposal No. 2 and not this Proposal No. 3.

Currently, the authorized number of directors to the Board is seven, divided into three classes with two directors in Class I, three directors in Class II and two directors in Class III. Directors serve for three-year terms with one class of directors being elected by the Company’s stockholders at each annual meeting. If Proposal No. 1 is not approved, the terms of our Class II directors, Messrs. Chan, Gorman, and Rocca, will expire at the 2021 annual meeting and the terms of our Class I directors, Messrs. Lev and Sullivan, will expire at the 2022 annual meeting. The terms of our two Class III directors will expire at the Annual Meeting and the Class III directors elected at the Annual Meeting will serve until the 2023 annual meeting or until earlier death, resignation, disqualification or removal.

NAME	CLASS	AGE	PRINCIPAL OCCUPATION OR EMPLOYMENT
Edward Chan	II	37	Employee of 1315 Capital Management, LLC
Robert Gorman	II	62	Consultant for MLC, LLC
Joseph Keegan, Ph.D.*	III	67	Independent Investor
Eric Lev	I	44	General Partner at Ampersand Capital Partners
Fortunato Ron Rocca	II	58	President and Chief Executive Officer of Exagen Inc.
Jack E. Stover*	III	67	President and Chief Executive Officer of Interpace Biosciences, Inc.
Stephen J. Sullivan	I	73	Founder, CRO Advisors LLC

* Nominee for election under this Proposal No. 3

Messrs. Keegan and Stover are the two nominees to serve on the Board as Class III directors until the 2023 annual meeting. The biographies and qualifications of the members of the Board, including our proposed director nominees Messrs. Keegan and Stover as Class III directors for Proposal No. 3, are set forth below under the heading “Director Biographies and Qualifications”.

The holders of Common Stock (including the holders of Series B Preferred Stock, on an as converted to Common Stock basis, voting as a single class) will be entitled to vote in the election of Class III director nominees Messrs. Keegan and Stover. Pursuant to the Securities Purchase and Exchange Agreement, both Series B Investors who, as of the date hereof, hold sixty-six percent (66%) of the voting shares agreed to vote in favor of the election of director nominees Messrs. Keegan and Stover at this Annual Meeting. Pursuant to the Amended and Restated Investor Rights Agreement, both Series B Investors agreed to vote in favor of the election of the director nominees of the Nominating Committee at this Annual Meeting and at future annual meetings.

For Proposal No. 3, the election of those director nominees for which we are soliciting proxies, requires a plurality of the votes of the shares cast in person virtually or represented by proxy at the Annual Meeting. Accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominee receiving the highest number of votes cast “FOR” such nominee. In the election of such director, votes may be cast in favor of or withheld with respect to the nominee; votes that are withheld and broker non-votes will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote.

The Board Recommends a Vote FOR the Election of the Nominees Listed Above and Proxies that Are Returned Will Be So Voted Unless Otherwise Instructed.

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DIRECTOR BIOGRAPHIES AND QUALIFICATIONS

The biographies and qualifications of the members of the Board, including our proposed director nominees for Proposals No. 2 and 3, respectively, are set forth below. No director is related to any of our other directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K. Likewise, there are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K.

Edward Chan, Incumbent Class II Director and 1315 Capital Designee. Edward Chan was designated as a director by 1315 Capital and thereby appointed and elected to the Board effective January 15, 2020. On January 22, 2020, the Company named Mr. Chan to the Board’s Compensation & Management Development Committee (the “Compensation Committee”), Nominating and Corporate Governance Committee (the “Nominating Committee”), and a newly created Compliance and Regulatory Committee (the “Regulatory Compliance Committee”), which was formerly part of the Company’s Audit Committee and was formed in January 2020. Since October 2016, Mr. Chan has served as an employee of 1315 Capital Management, LLC, a Philadelphia-based firm that provides expansion and growth capital to healthcare companies and is affiliated with 1315 Capital. Mr. Chan has over 12 years of experience in healthcare investing. From 2012 to 2016, Mr. Chan was a vice president at NaviMed Capital Advisors, LLC, a lower middle-market healthcare investment firm and an associate at Siemens Venture Capital, the investment arm of Siemens. Mr. Chan started his career developing and commercializing a molecular diagnostic product at a venture backed company and has been involved in several diagnostics and biopharma services investments including China Diagnostics Medical Corporation (acquired by Actis Capital), BioImagene, Inc. (acquired by Roche Holding AG), RadPharm, Inc. (acquired by JLL Partners), Cylex, Inc. (acquired by Viracor-IBT Laboratories, Inc.), Sequenom, Inc. (acquired by Laboratory Corporation of America Holdings) and Genoptix, Inc. (acquired by NeoGenomics, Inc.). He currently serves on the board of the private company Centurion Service Group, LLC. Mr. Chan received a BSc in Biomedical Engineering from Johns Hopkins University and an MBA from the Wharton School at the University of Pennsylvania.

Mr. Chan’s designation as director brings to the Board experience in expanding healthcare investments and biomedical engineering and business backgrounds.

Robert Gorman, Incumbent Class II Director and Ampersand Designee. Robert Gorman was initially designated as director on October 17, 2019 by Ampersand as holder of Series A Convertible Preferred Stock, $0.01 par value per share (“Series A Preferred Stock”) and thereby appointed and elected to the Board and was re-designated as director by Ampersand as holder of Series B Preferred Stock and thereby re-appointed and re-elected to the Board effective January 15, 2020. On January 22, 2020, the Company named Mr. Gorman to the Compensation Committee and the Regulatory Compliance Committees. On April 16, 2020, Mr. Gorman resigned as a member of the Compensation Committee and was appointed as Chairman of the Board. Mr. Gorman’s experience includes over 30 years in healthcare leadership positions. The majority of his career has been in the laboratory services industry with both public and private companies. After leaving public accounting, he served as Operations Controller for Home Medical Systems, Inc., a company focused on the roll-up of the durable medical equipment business in the United States and sold to Beverly Enterprises. He joined Central Diagnostic Laboratory, the largest independent laboratory at the time, as East Coast Controller, which was acquired by Corning Clinical Laboratory (now known as Quest Diagnostics Incorporated). He spent over 20 years at Quest Diagnostics Incorporated. While at Quest Diagnostics Incorporated, he held various leadership roles including responsibility for the New York and New England laboratories and the East Region, and he ultimately became the Vice President of U.S. operations. After retiring from Quest Diagnostics Incorporated, Mr. Gorman along with WaterStreet Healthcare Partners acquired Converge Diagnostic Services LLC in 2009, where he served as Chief Executive Officer. He helped transform Converge Diagnostic Services LLC into a full service regional laboratory services company servicing the New England market. After approximately four and a half years, Converge Diagnostics Services LLC was acquired by Quest Diagnostics Incorporated. During the past five years, Mr. Gorman served as Senior Vice President of U.S. Clinical Diagnostics for Eurofins Scientific Group, an international laboratory company (OTC: ERFSF) (“Eurofins”), with responsibility for clinical diagnostic businesses in the U.S from January 2017 to July 2018. Since July 2018, Mr. Gorman serves as a consultant for MLC, LLC, for which he is also the general partner. Mr. Gorman has served on several for profit and not for profit boards, including for Eurofins’s subsidiary Boston Heart Diagnostics Corporation from January 2017 to July 2018. Mr. Gorman earned his B.S. in Accounting from Villanova University.

Mr. Gorman brings leadership in the laboratory services industry in public and private companies, including clinical diagnostic businesses, to the Board.

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Joseph Keegan, Incumbent Class III Director and Nominee for Election by the Holders of Common Stock. Joseph Keegan, Ph.D. was appointed to the Board effective January 1, 2016 and was subsequently appointed Chairman of our Audit Committee and our Nominating Committee. Dr. Keegan has more than 30 years of experience in life science businesses. From 2007 to 2012, when it was sold to Pall Corporation, Dr. Keegan was chief executive officer at ForteBio, Inc., a life science tool company, where he helped to lead a financing round and established product development and sales strategies for that company. From 1998 to 2007, Dr. Keegan was chief executive officer at Molecular Devices Corporation (NASDAQ: MDCC), a provider of bioanalytical measurement systems, software and consumables, where Dr. Keegan helped grow the company both internally and through acquisitions. From 1992 to 1998, Dr. Keegan worked at Becton Dickinson and Company, a medical technology company that manufactures and sells medical devices and instrument systems, where he served as President of Worldwide Tissue Culture and Vice President, General Manager of Worldwide Flow Cytometry. From 1988 to 1992, Dr. Keegan was Vice President of the Microscopy and Scientific Instruments Division of Leica, Inc., a life science tool and semiconductor equipment provider. He currently serves on the boards of directors of the following privately held companies: Nanomedical Diagnostics, Inc., Halo Labs (formerly known as Optofluidics, Inc.), and Carterra (formerly known as Wasatch Microfluidics, Inc.). In April 2017, he joined the board of ArrayJet Ltd., a privately held Scottish company. Dr. Keegan is a member of the board of directors of Bio-Techne Corporation (NASDAQ: TECH), a publicly held biotech company. Dr. Keegan is also on the board of the San Francisco Opera. Dr. Keegan holds a B.A. in Chemistry from Boston University and a Ph.D. in Physical Chemistry from Stanford University.

Dr. Keegan’s specific qualifications and skills in the areas of life science businesses, product development and sales strategies led the Board to conclude that Dr. Keegan should serve as a director.

Eric Lev, Incumbent Class I Director and Ampersand Designee. Eric Lev was initially designated as director effective July 15, 2019 by Ampersand as holder of Series A Preferred Stock, and thereby appointed and elected to the Board and was re-designated as director by Ampersand as holder of Series B Preferred Stock, and thereby re-appointed and re-elected to the Board effective January 15, 2020. On January 22, 2020, the Company named Mr. Lev to the Nominating Committee and as Chair to the Regulatory Compliance Committee. Mr. Lev has more than 17 years of experience in life science investing. Since 2013, Mr. Lev has been a partner at Ampersand Capital Partners, a middle market private equity firm dedicated to growth-oriented investments in the healthcare sector and an entity affiliated with Ampersand. From 2005 to 2013, Mr. Lev was a principal at Water Street Healthcare Partners, and served before then as Group Manager, Strategy & Business Development at Beckman Coulter from 2004 to 2005. Mr. Lev also previously served as an associate on the healthcare/life sciences team at One Equity Partners and began his career as an analyst in the investment banking division of Lehman Brothers. He currently serves on the boards of directors of private companies within the pharmaceutical services market such as Nexelis and New England Peptide. He previously served on the boards of directors of private companies within the clinical laboratory services market such as Genoptix, Inc., PLUS Diagnostics, and ConVerge Diagnostic Services LLC. Mr. Lev holds a B.A. from Northwestern University and a M.B.A from the University of Chicago.

Mr. Lev brings to the Board expertise in finance and extensive knowledge of the life science industry.

Fortunato Ron Rocca, Incumbent Class II Director and 1315 Capital Designee. Ron Rocca was elected to the Board as a Class II director on January 22, 2020 following his designation by 1315 Capital. Mr. Rocca was concurrently appointed to the Audit and Compensation Committees. Since December 2011, Mr. Rocca has served as President, Chief Executive Officer and Director of Exagen Inc. (NASDAQ: XGN), a company dedicated to transforming the care continuum for patients suffering from debilitating and chronic autoimmune diseases. From 2005 to October 2011, Mr. Rocca served as Vice President, Sales and Marketing, and as General Manager at Prometheus, a specialty pharmaceutical and diagnostic company which was acquired by Nestlé SA in 2011, where he was responsible for leading the commercial organization, strategic planning and implementation of projects designed to maximize brand sales. Prior to joining Prometheus, Mr. Rocca served as the General Manager of Alpharma Inc., a specialty pharmaceutical company. Earlier in his career, Mr. Rocca served in senior sales and marketing management positions for Elan Pharmaceuticals, Inc., a neuroscience-focused biotechnology company and Janssen Pharmaceuticals, Inc., a pharmaceutical subsidiary of Johnson & Johnson. Mr. Rocca received a B.S. in Marketing and Personnel Management from Towson State University. Mr. Rocca’s extensive knowledge of our business, as well as his over 25 years of experience in the diagnostic and pharmaceutical industries, contributed to our board of directors’ conclusion that he should serve as a director of our Company.

Mr. Rocca brings to the Board extensive experience as an officer at public companies developing healthcare tests.

Jack E. Stover, Incumbent Class III Director and Nominee for Election by the Holders of Common Stock. From December 2015 until June 2016, Mr. Stover served as Interim President and Chief Executive Officer of the Company. Mr. Stover has served on the Board since August 2005 and was chairman of the Audit Committee from August 2005 until December 2015. In June 2016, Mr. Stover was named President and Chief Executive Officer of the Company.

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From June 2016 to December 2016, Mr. Stover was chairman of the audit committee and a member of the board of directors of Viatar CTC Solutions, Inc. From 2004 to 2008, he served as chief executive officer, president and director of Antares Pharma, Inc., a publicly held specialty pharmaceutical company then listed on the American Stock Exchange. In addition to other relevant experience, Mr. Stover was also formerly a partner with PricewaterhouseCoopers (then Coopers and Lybrand), working in the bioscience industry division in New Jersey. Mr. Stover received his B.A. in Accounting from Lehigh University and is a Certified Public Accountant.

Our Board believes that Mr. Stover’s experience holding senior leadership positions in the life sciences industry, his specific experience and skills in the areas of general operations, financial operations and administration, and his extensive experience in accounting and as an audit committee member and chair of various public companies in the life sciences industry, provide him with the qualifications and skills to serve as a director.

Stephen J. Sullivan, Incumbent Class I Director and Nominee for Election by the Holders of Common Stock if Proposal No. 1 Is Approved. Stephen J. Sullivan is currently a director and served as Chairman of the Board from June 21, 2016 until April 16, 2020. Mr. Sullivan served as Interim Chairman of the Board from January 1, 2016 to June 20, 2016. Mr. Sullivan joined Interpace as a director in September 2004 and has served as Chairman of various committees of the Board. Mr. Sullivan currently serves as Chairman of the Compensation Committee and a member of the Audit and Nominating Committees. In early 2010, Mr. Sullivan founded CRO Advisors LLC, a specialty consulting firm he continues to head. Previously, Mr. Sullivan was the president and chief executive officer and a member of the board of directors of Harlan Laboratories, Inc. (“Harlan”) (acquired by Huntingdon Life Sciences Inc.), a privately held global provider of preclinical research tools and services, from February 2006 through January 2010, when he retired from that position. Prior to joining Harlan in 2006, Mr. Sullivan was a senior vice president of Covance, Inc. (“Covance”) and the president of Covance Central Laboratories, Inc., a major division of Covance. Prior to joining Covance, Mr. Sullivan was chairman and chief executive officer of Xenometrix, Inc. (“Xenometrix”), a biotechnology company with proprietary gene expression technology. He assisted with the merger of Xenometrix with Discovery Partners International. Prior to Xenometrix, Mr. Sullivan was vice president and general manager of a global diagnostic sector of Abbott Laboratories.

Mr. Sullivan has extensive experience as a director. In 2019, Mr. Sullivan became a director of The Emmes Company, LLC, a clinical research collaborator within the contract research organization industry. Since April 2018, Mr. Sullivan has been a member of the board of Transnetyx, Inc., a privately held genotyping company. Since May 2015, Mr. Sullivan has been chairman of the board of Analytical Lab Group (formerly known as Microbiology Research Associates), a privately held microbiology services company. From April 2011 through March 2019, Mr. Sullivan was chairman of the board of MI Bioresearch, Inc. (formerly known as Molecular Imaging, Inc.), a privately held venture-backed drug discovery services company. In January 2016, Mr. Sullivan became chairman of the board of H2O Clinical (acquired by Pharma Start LLC). In July 2016, Mr. Sullivan became chairman of the board of PharmaStart, LLC. As of June 2017, both H20 Clinical and PharmaStart are doing business as Firma Clinical Research, a privately held specialty contract research organization. As of July 2018, Firma Clinical Research has been sold and Mr. Sullivan is no longer a member of its board. From November 2015 until August 2017, Mr. Sullivan was a member of the board of Accel Clinical Research, a phase 1 contract research organization. From June 2013 through January 2016, when the company was sold, Mr. Sullivan was the chairman of the board of BioreclamationIVT, LLC, a privately-owned bio-materials company. From May 2013 through March 2015, when the company was sold, Mr. Sullivan was a member of the board of directors of PHT Corporation (acquired by eResearchTechnology, Inc.), a privately-owned leader in electronic patient recorded outcomes in clinical trials.

Mr. Sullivan graduated from the University of Dayton, was a commissioned officer in the Marine Corps, and completed his M.B.A. in Marketing and Finance at Rutgers University. Mr. Sullivan is currently an adjunct Professor of Management at Georgetown University.

Mr. Sullivan has held senior leadership positions in companies in the life sciences and healthcare services industries. His specific qualifications and skills in the areas of general operations, financial operations and administration, and mergers and acquisitions led the Board to conclude that Mr. Sullivan should serve as a director of the Company.

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INFORMATION ABOUT THE COMPENSATION OF OUR DIRECTORS

Cash Compensation Policy

In 2019, each of our non-employee directors received an annual director’s fee of $30,000, payable quarterly in arrears. The Chairman of the Board received an additional fee of $20,000 and the Chairperson of each of the Audit Committee, Compensation Committee, and Nominating Committee received an additional annual fee of $15,000, $10,000, and $5,000, respectively. In addition, those non-employee directors sitting on more than one committee received additional compensation of $5,000 annually.

Director cash compensation is reviewed on a regular basis with the assistance of Radford Compensation Consultants, an Aon Hewitt company (“Radford”), as described below in the section “Engagement of Radford”. Commencing in 2020, each of our non-employee directors (except Mr. Gorman as Chairman) will receive an annual director’s fee of $40,000, payable quarterly in arrears. Additionally, any non-employee director (except Mr. Gorman as Chairman) who serves as Chairperson of a Board Committee will receive an annual fee of $10,000 (regardless of the number of Committees chaired.) Messrs. Chan and Lev both voluntarily agreed to waive all non-employee director compensation in 2020.

For his roles as a director and Chairman of the Board to which it is expected he will devote considerable time, Mr. Gorman will receive a total annual fee of $170,000. As of April 15, 2020, Mr. Gorman’s annual director fee was reduced by 15% in connection with the Company’s COVID-19 pandemic cost reductions.

From time to time, the Board may form special committees to address discrete issues and the non-employee directors sitting on such special committees may receive additional compensation. In addition, our non-employee directors are entitled to reimbursement for travel and related expenses incurred in connection with attendance at Board and committee meetings.

Equity Compensation Policy

In 2019, upon initial appointment to the Board, each non-employee director was entitled to receive 2,000 stock options which vest in equal annual installments over a three-year period. Messrs. Gorman, Lev, and McCarthy were appointed to the Board in 2019. Messrs. Lev and Gorman voluntarily waived such stock options. Mr. McCarthy’s award is subject to the approval by stockholders of the Plan Amendment, increasing the number of authorized shares of Common Stock reserved for issuance under the 2019 Equity Incentive Plan as set forth in Proposal No. 4. Although Mr. McCarthy resigned in 2020 as director, the Board has determined to grant his award, subject to the approval by stockholders of Proposal No. 4, in connection with his role as consultant to the Company.

Following initial appointment, in 2019, each non-employee director appointed in 2018 or prior would receive an annual grant of 1,000 stock options (with the exception of the Chairman of the Board who would receive 1,300 stock options). The awards of 1,000 stock options, respectively, to Mr. Keegan and Dr. Schnoll-Sussman and the award of 1,300 stock options to Mr. Sullivan will be granted, subject to the approval by stockholders of Proposal No. 4. Although Dr. Schnoll-Sussman resigned in 2020 as director, the Board has determined to grant her award, subject to the approval by stockholders of Proposal No. 4, in connection with her role as a consultant to the Company.

Director equity compensation is reviewed on a regular basis with the assistance of Radford, as described below in the section “Engagement of Radford”. Each new appointee to the Board and each non-employee director serving in 2020 (regardless of year of appointment) except Mr. Gorman as Chairman will receive a one-time grant of 28,000 stock options which vest in equal annual installments over a three-year period. The awards of such grants have not yet been made. Accordingly, the Company expects to grant 28,000 stock options to each non-employee director elected at the Annual Meeting, subject to the approval by stockholders of Proposal No. 4. Subject to their election as directors at the Annual Meeting, Messrs. Chan and Lev have voluntarily waived the award of such stock options.

In connection with his role as Chairman of the Board, the Company agreed to grant Mr. Gorman, subject to approval of Proposal No. 4: (i) a non-qualified stock option to purchase 89,000 shares of Common Stock which shall vest during continuing service as a member of the Board over a period of three (3) years from the effective date of his agreement to serve as Chairman, provided, that such option shall immediately vest upon a Change in Control (as defined in the 2019 Equity Incentive Plan) or upon the Company’s removal of Mr. Gorman as Chairman without Cause (as defined in the 2019 Equity Incentive Plan); and (ii) a non-qualified stock option to purchase 77,000 shares of Common Stock, which shall vest upon the first to occur during continuing service as a member of the Board of (x) a period of thirty (30) consecutive trading days in which the closing price per share of Common Stock is $15 or greater, or (y) a Change in Control in which the transaction price per share of Common Stock is $15 or greater.

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Director Compensation in 2019

The following table presents information relating to total compensation for our non-employee directors for the year ended December 31, 2019. As summarized above under the heading “Equity Compensation Policy”, certain awards for 2019 have not been issued and remain subject to stockholder approval of Proposal No. 4; such awards are therefore not reflected in the following table. Information regarding the compensation of Mr. Stover can be found below, under the heading “Information About Our Executive Compensation”.

DIRECTOR COMPENSATION IN 2019
Name	Fees earned ($)	Stock awards ($) (1)	Option awards ($) (8)	Total ($)
Robert Gorman (2)	6,196	-	-	6,196
Joseph Keegan (3)	55,000	-	-	55,000
Eric Lev (4)	13,859	-	-	13,859
Laurence R. McCarthy (5)	6,196	-	-	6,196
Felice Schnoll-Sussman (6)	35,000	-	-	35,000
Stephen J. Sullivan (7)	65,000	-	-	65,000

(1) Outstanding stock awards held by the non-employee directors as of December 31, 2019 consisted of 320 restricted stock units (“RSUs”) for Mr. Sullivan, 320 RSUs for Dr. Keegan and 320 RSUs for Dr. Schnoll-Sussman as well as 4,520 stock options for Mr. Sullivan, 3,920 stock options for Dr. Keegan and 3,920 stock options for Dr. Schnoll-Sussman.

(2) Mr. Gorman’s fees represent the annual director’s fee of $30,000, pro-rated from the date Mr. Gorman was appointed to the Board in October 2019.

(3) Dr. Keegan’s fees represent the annual director’s fee of $30,000, plus the $15,000 Chair of the Audit Committee fee, plus the $5,000 Chair of the Nominating Committee fee, and the $5,000 fee for serving on multiple committees.

(4) Mr. Lev’s fees earned represent the annual director’s fee of $30,000, pro-rated from the date Mr. Lev was appointed to the Board in July 2019.

(5) Mr. McCarthy’s fees represent the annual director’s fee of $30,000, pro-rated from the date Mr. McCarthy was appointed to the Board in October 2019.

(6) Dr. Schnoll-Sussman fees represent the annual director’s fee of $30,000 and the $5,000 fee for serving on multiple committees.

(7) Mr. Sullivan’s fees represent the annual director’s fee of $30,000, plus the $20,000 Chairman of the Board fee, plus the $10,000 Chair of the Compensation Committee fee, and a $5,000 fee for serving on multiple committees.

(8) Does not include shares to be awarded contingent upon stockholder approval of Proposal No. 4. Stock option grants to be awarded are as follows: 1,000 stock options for Drs. Keegan and Schnoll-Sussman, 1,300 stock options for Mr. Sullivan, and 2,000 stock options for Mr. McCarthy. Messrs. Gorman and Lev agreed to waive all 2019 stock option compensation.

2020 Updates to Director Compensation

Mr. McCarthy and Dr. Schnoll-Sussman, respectively, resigned from the Board in January 2020. Messrs. Chan and Rocca were appointed to the Board in 2020. Messrs. Chan and Lev both voluntarily agreed to waive all non-employee director compensation in 2020. Dr. Keegan no longer serves as a member of the Compensation Committee as of January 2020. Mr. Sullivan resigned as Chairman of the Board in April 2020 and Mr. Gorman was concurrently appointed Chairman of the Board.

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PROPOSAL NO. 4 —

APPROVAL OF AN AMENDMENT TO OUR 2019 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE

On August 2, 2019, the Board approved the 2019 Equity Incentive Plan, subject to stockholders’ approval. Our stockholders approved the 2019 Equity Incentive Plan at the 2019 annual meeting of stockholders held on October 10, 2019. The purposes of the 2019 Equity Incentive Plan are to enable us to recruit and retain highly qualified employees, directors and consultants; provide them with an incentive for productivity; and align a portion of their compensation with the growth and value of the Company. The 2019 Equity Incentive Plan, as adopted, made 2.3 million shares of our Common Stock available for issuance to eligible participants. Following a one-for-ten (1:10) reverse stock split effected on January 15, 2020, the maximum number of shares of Common Stock that presently may be issued under the 2019 Equity Incentive Plan in connection with awards is 230,000. As of May 15, 2020, 23,976 shares remain issuable for new awards. In addition, shares of our Common Stock available for issuance under the Interpace Diagnostics Group, Inc. Amended and Restated 2004 Stock Award and Incentive Plan (the “Amended 2004 Plan”) are available for issuance under the 2019 Equity Incentive Plan. On April 29, 2020, the Board approved amendments to the 2019 Equity Incentive Plan to (i) delete from Section 3, Shares Subject to the Plan, the $250,000 per calendar year limit on awards granted to non-employee directors under the 2019 Equity Incentive Plan and (ii) provide under Section 9, Restricted Stock Units, that distributions in settlement of RSUs may only be made in shares of Common Stock (not in cash or a combination of cash and Common Stock), as well as a conforming change in our amended related form of Restricted Stock Grant Agreement. Stockholder approval was not required for these provisions and such provisions are effective regardless of whether stockholder approval is obtained for Proposal No. 4 at the Annual Meeting.

On April 29, 2020, the Board unanimously approved and adopted the Plan Amendment, attached hereto as Annex B. Subject to stockholder approval at the Annual Meeting, the Plan Amendment increases the number of authorized shares reserved for issuance pursuant to the 2019 Equity Incentive Plan by 1,000,000 shares.

The increase pursuant to the Plan Amendment in the number of authorized shares reserved for issuance requires stockholder approval under Section 11, Amendments and Termination, of the 2019 Equity Incentive Plan and is the subject of this Proposal No. 4. The Company believes that the increase is necessary for the Company to continue to grant stock incentive awards to employees, directors and consultants as part of their compensation so that we may continue to recruit and retain highly qualified employees, directors and consultants; provide them with an incentive for productivity; and align a portion of their compensation with the growth and value of the Company.

As of December 31, 2019, there were 3,920,589 shares of our Common Stock outstanding. As of the date hereof, the Company has awarded grants of stock options and restricted stock (or stock units) of 206,024 shares pursuant to the 2019 Equity Incentive Plan and there are currently 23,976 authorized shares remaining under the 2019 Equity Incentive Plan. The increase of 1,000,000 authorized shares of common stock available for grant under the 2019 Equity Incentive Plan will result in additional potential dilution of our outstanding stock. If the stockholders approve the Plan Amendment, 262,300 stock options to purchase shares are expected to be granted under the 2019 Equity Incentive Plan shortly thereafter, as described in the sections “Equity Compensation Grants to Executive Officers Subsequent to December 31, 2019” and “Information about the Compensation of our Directors — Equity Compensation Policy.”

The term of the 2019 Equity Incentive Plan will expire on October 10, 2029.

If Proposal No. 4 is approved, the Plan Amendment will become effective with respect to the increase in number of authorized shares reserved for issuance upon stockholder approval at the Annual Meeting. If our stockholders do not approve this proposal, the Plan Amendment will not become effective with respect to the increase in the number of authorized shares reserved for issuance, and the 2019 Equity Incentive Plan will continue in effect, but will not have a sufficient number of shares to continue providing equity-based compensation to our directors, executives, and other key personnel. The Board believes this would present serious challenges to our ability to attract and retain management, directors, and other key personnel, and would be detrimental to our business and the interests of our stockholders. Accordingly, our Board recommends the approval of the Plan Amendment.

Summary of the 2019 Equity Incentive Plan

The principal provisions of the 2019 Equity Incentive Plan are summarized below. This summary is qualified in its entirety by reference to the actual 2019 Equity Incentive Plan, a copy of which is attached as Annex C to this Proxy Statement.

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Administration

The 2019 Equity Incentive Plan vests broad powers in a committee to administer and interpret the 2019 Equity Incentive Plan. The Board has designated the Compensation Committee to administer the 2019 Equity Incentive Plan. Except when limited by the terms of the 2019 Equity Incentive Plan, the Compensation Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and accelerate the vesting or exercisability of an award. In its discretion, the Compensation Committee may delegate all or part of its authority and duties with respect to granting awards to one or more of our officers, subject to certain limitations and provided applicable law so permits.

The Board may amend, alter or discontinue the 2019 Equity Incentive Plan and the Compensation Committee may amend any outstanding award at any time, provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the 2019 Equity Incentive Plan (such as this Plan Amendment) or modifying the classes of participants eligible to receive awards under the 2019 Equity Incentive Plan require ratification by our stockholders in accordance with applicable law, which we are seeking in this Proposal No. 4.

Eligibility

Any of our employees, directors, consultants, and other service providers, or those of our affiliates, are eligible to participate in the 2019 Equity Incentive Plan and may be selected by the Compensation Committee to receive an award. As of the Record Date, we had approximately 178 employees, 6 non-employee directors and 2 consultants and other service providers, all of whom were eligible to be selected as participants in the 2019 Equity Incentive Plan.

Vesting

The Compensation Committee determines the vesting conditions for awards. A time-based condition requires that the participant be employed or otherwise in the service of the Company or its affiliates for a certain amount of time in order for the award to vest. A performance-based condition requires that certain performance criteria be achieved in order for the award to vest.

Shares of Stock Available for Issuance

Subject to certain adjustments, the maximum number of shares of Common Stock that may be issued under the 2019 Equity Incentive Plan in connection with both existing and new awards is 230,000 (the “Share Pool”), reflecting adjustment for a one-for-ten (1:10) reverse stock split effected on January 15, 2020. Shares issuable under the 2019 Equity Incentive Plan may be utilized toward the grant of any type of award, including incentive stock options. As of May 15, 2020, 23,976 shares remain issuable for new awards. On April 29, 2020, the Board unanimously approved and adopted this Plan Amendment to increase the maximum number of authorized shares of Common Stock that may be issued under the 2019 Equity Incentive Plan by 1,000,000 shares, to 1,230,000 shares of Common Stock, subject to the approval of the Company’s stockholders at the Annual Meeting. If such approval is obtained, the number of shares of Common Stock available for new grants under the 2019 Equity Incentive Plan would be 1,023,976. Additionally, 415,606 shares of Common Stock that are currently available for issuance under our Amended 2004 Plan, or that become available for future issuance under such plan (for example, after a stock option award expires unexercised), may be potentially issued to participants under the 2019 Equity Incentive Plan. Awards that are assumed or substituted by us in connection with an acquisition will not reduce the Share Pool. In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to our stockholders, or other similar corporate event or transaction that affects our Common Stock, the Compensation Committee shall make appropriate adjustments in the number and kind of shares authorized by the 2019 Equity Incentive Plan and covered under outstanding awards as it determines appropriate and equitable. Shares of Common Stock subject to awards that expire unexercised or are otherwise forfeited shall again be available for awards under the 2019 Equity Incentive Plan.

The closing price of our Common Stock on Nasdaq as of the Record Date was $[     ] per share.

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Types of Awards

The 2019 Equity Incentive Plan provides for the grant of the following equity-based and cash-based incentive awards to participants: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) RSUs, and (v) cash awards.

Stock Options. An option entitles the holder to purchase from us a stated number of shares of Common Stock. An incentive stock option (“ISO”) may only be granted to an employee of the Company or its eligible affiliates. The Compensation Committee will specify the number of shares of Common Stock subject to each option, the vesting conditions, and the exercise price for such option; provided that the exercise price may not be less than the fair market value of a share of Common Stock on the date the option is granted. Notwithstanding the foregoing, if ISOs are granted to a beneficial owner of greater than 10% our shares (“10% Stockholder”), the exercise price shall not be less than 110% of the fair market value of Common Stock on the date the option is granted.

Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee may, in its sole discretion, permit payment of the exercise price of an option in the form of previously acquired shares based on the fair market value of the shares on the date the option is exercised or through means of “net settlement,” which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option.

All options shall be exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee on the date of grant but shall not exceed ten (10) years (five (5) years in the case of ISOs granted to any 10% Stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of Common Stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.

Stock Appreciation Rights. A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of Common Stock over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of Common Stock on the date the stock appreciation right is granted. This award is intended to mirror the benefit the participant would have received if the Compensation Committee had granted the participant an option. The maximum term of a stock appreciation right shall be determined by the Compensation Committee on the date of grant but shall not exceed ten (10) years. Distributions with respect to stock appreciation rights may be made in cash, shares of Common Stock, or a combination of both, at the Compensation Committee’s discretion.

Termination of Employment Rights with Respect to Stock Options and Stock Appreciation Rights. Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant terminates employment with the Company (or its affiliates) due to death or disability, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable on the termination date, for a period of twelve (12) months from the termination date or until the expiration of the original award term, whichever period is shorter. If the participant terminates employment with the Company (or its affiliates) for Cause (as defined in the 2019 Equity Incentive Plan), (i) all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any shares in respect of exercised options or stock appreciation rights for which the Company has not yet delivered share certificates will be forfeited and the Company will refund to the participant the option exercise price paid for those shares, if any. If the participant’s employment terminates for any other reason, any vested but unexercised options and stock appreciation rights may be exercised by the participant, to the extent exercisable at the time of termination, for a period of ninety (90) days from the termination date (or such time as specified by the Compensation Committee at or after grant) or until the expiration of the original option or stock appreciation right term, whichever period is shorter. Unless otherwise provided by the Compensation Committee, any options and stock appreciation rights that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.

Restricted Stock. A restricted stock award is a grant of shares of Common Stock, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of Common Stock subject to a restricted stock award. If the specified vesting conditions (if any) are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying Common Stock will be forfeited to the Company. At the end of the restriction period, if the vesting conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. During the restriction period, a participant will have the right to vote the shares underlying the restricted stock. However, unless otherwise provided by the applicable award agreement or the Compensation Committee, a participant generally will not have the right to receive any cash distributions or dividends with respect to the restricted stock prior to the lapse of the restriction period. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination a participant will forfeit all restricted stock that then remains subject to forfeiture restrictions.

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Restricted Stock Units. RSUs are granted in reference to a specified number of shares of Common Stock and entitle the holder to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value of one share of Common Stock (at the time of distribution) for each such share of Common Stock covered by the RSU, which will be settled in shares of Common Stock. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination a participant will forfeit all RSUs that then remain subject to forfeiture.

Cash Awards. Cash awards may be granted to participants. The Compensation Committee will determine the vesting conditions of each cash award. Unless otherwise specified by the Compensation Committee, a participant will only be eligible to receive payment of a cash award if he or she provided services to the Company or an affiliated company through the last day of the applicable performance period.

The following table summarizes stock options granted under the 2019 Equity Incentive Plan that were outstanding as of December 31, 2019 and the stock option awards under the 2019 Equity Incentive Plan conditionally approved by the Compensation Committee, subject to the approval of the Plan Amendment by stockholders at the Annual Meeting:

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Name and Position	Number of Securities Underlying Options outstanding as of December 31, 2019 (#)	Grant Date Fair Value of Options outstanding as of December 31, 2019 ($) (1)	Number of Securities Underlying Options conditionally approved by the Committee, subject to the approval of the Plan Amendment by stockholders (#)		Grant Date Fair Value of Options conditionally approved by the Committee, subject to the approval of the Plan Amendment by stockholders ($) (1)
Jack E. Stover, President, Chief Executive Officer and Director	-	-	-		-

Fred Knechtel, Chief Financial Officer	-	-	-		-

All Executive Officers as a group	-	-	-		-

All Non-Employee Directors as a group	-	-	262,300		-

Edward Chan	-	-	-		-
Robert Gorman	-	-	176,000		-
Joseph Keegan, Ph.D.	-	-	29,000	(2)	-
Eric Lev	-	-	-		-
Fortunato Ron Rocca	-	-	28,000		-
Stephen J. Sullivan	-	-	29,300	(3)	-

All employees, including current officers who are not Executive Officers, as a group	22,000	7.35	-		-

Total	22,000	7.35	262,300		-

(1)	Amounts included in this column reflect the aggregate grant date fair value of awards granted in the specified year computed in accordance with FASB ASC Topic 718.
(2)	Includes 1,000 stock options that pertain to 2019 compensation.
(3)	Includes 1,300 stock options that pertain to 2019 compensation.

Except as noted above, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to participants under the 2019 Equity Incentive Plan because the awards are discretionary. Whether future awards will be made will depend on Compensation Committee action, and the value of any future equity awards will ultimately depend on the future price of our stock, among other factors, and will be subject to such vesting and other conditions as the Compensation Committee determines from time to time.

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Change in Control

In the event of a Change in Control (as defined in the 2019 Equity Incentive Plan), the Compensation Committee may, in its sole and absolute discretion and on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that option or stock appreciation right upon closing of the Change in Control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted stock or RSU for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the Change in Control; (vi) cancel any outstanding option or stock appreciation right with respect to all Common Stock for which the award remains unexercised in exchange for a cash payment equal to the excess (if any) of the fair market value of the Common Stock subject to the option or stock appreciation right over the exercise or base price of the option or stock appreciation right (and if the fair market value does not exceed the exercise or base price of the award, cancel the award without payment of any consideration); (vii) take such other action as the Compensation Committee shall determine to be reasonable under the circumstances; and/or (viii) in the case of any award subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), such award shall vest and be distributed only in accordance with the terms of the applicable award agreement and the Compensation Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.

Repricing

Neither the Board nor the Compensation Committee may, without obtaining prior approval of our stockholders: (i) implement any cancellation/re-grant program pursuant to which outstanding options or stock appreciation rights under the 2019 Equity Incentive Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise or base price per share; (ii) cancel outstanding options or stock appreciation rights under the 2019 Equity Incentive Plan with an exercise or base price per share in excess of the then current fair market value per share for consideration payable in our equity securities; or (iii) otherwise directly reduce the exercise or base price in effect for outstanding options or stock appreciation rights under the 2019 Equity Incentive Plan.

Federal Tax Consequences

Under the Code as currently in effect, a grant under the 2019 Equity Incentive Plan of options, stock appreciation rights, restricted stock, or RSUs would have no federal income tax consequence at the time of grant. All amounts taxable as ordinary income to participants under the 2019 Equity Incentive Plan in respect of awards are expected to be deductible by the Company as compensation at the same time the participant recognizes the ordinary income, subject to certain caps on the deductibility of executive compensation imposed by Section 162(m) of the Code.

Options and Stock Appreciation Rights. Upon exercise of a nonqualified stock option, the excess of the fair market value of the stock at the date of exercise over the exercise price is taxable to a participant as ordinary income. Similarly, upon exercise of a stock appreciation right, the value of the shares or cash received is taxable to the participant as ordinary income. Upon exercise of an ISO that a participant has held for at least two (2) years after the date of grant and at least one (1) year after the date of exercise, the participant will not have taxable income, except that the alternative minimum tax may apply. When there is a disposition of the shares subject to the ISO, the difference, if any, between the sale price of the shares and the exercise price of the option, is treated as long-term capital gain or loss. If the participant does not satisfy these holding period requirements, a “disqualifying disposition” occurs and the participant will recognize ordinary income in the year of the disposition in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. Any gain realized in excess of the fair market value at the time of exercise will be short or long-term capital gain, depending on whether the shares were sold more than one (1) year after the option was exercised.

Restricted Stock. Unless the participant elects to recognize its value as income at the time of the grant, restricted stock is taxable to the participant as ordinary income when it becomes vested.

Restricted Stock Units. When shares of Common Stock with respect to RSU awards are delivered to the participant, the value of the shares is taxable to the participant as ordinary income.

The preceding discussion does not constitute tax advice, is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the 2019 Equity Incentive Plan. A participant may also be subject to state, local and foreign taxes in connection with the grant of awards under the 2019 Equity Incentive Plan. We strongly encourage participants to consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Miscellaneous

Generally, awards granted under the 2019 Equity Incentive Plan shall be nontransferable except by will or by the laws of descent and distribution. No participant shall have any rights as a stockholder with respect to shares covered by options or RSUs, unless and until such awards are settled in shares of Common Stock. No option shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered and no payment shall be made under the 2019 Equity Incentive Plan except in compliance with all applicable laws. The awards will be subject to our stock ownership and clawback policies, as may be in effect from time to time. The 2019 Equity Incentive Plan expires ten (10) years after it became effective.

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New Plan Benefits

If the stockholders approve the Plan Amendment, increasing the number of authorized shares of Common Stock reserved for issuance under the 2019 Equity Incentive Plan as set forth in this Proposal No. 4, awards under the 2019 Equity Incentive Plan with respect to 262,300 shares of Common Stock are expected to be granted shortly thereafter. All awards granted under the 2019 Equity Incentive Plan, including the awards subject to stockholder approval of this Proposal No. 4, were made at the discretion of the Compensation Committee and the terms of such awards are also in the discretion of the Compensation Committee. Our executive officers and directors have an interest in the Plan Amendment because they are eligible for awards under the 2019 Equity Incentive Plan and have received awards under the 2019 Equity Incentive Plan, including the following awards to our non-employee directors which are subject to stockholder approval of this Proposal No. 4:

Awards to 2019 Non-Employee Directors Subject to Approval of the Plan Amendment. In 2019, upon initial appointment to the Board, each non-employee director was entitled to receive 2,000 stock options which vest in equal annual installments over a three-year period. Messrs. Gorman, Lev, and McCarthy were appointed to the Board in 2019. Messrs. Gorman and Lev voluntarily waived such stock options. Mr. McCarthy’s grant has not yet been made and is subject to the approval by stockholders of the Plan Amendment, increasing the number of authorized shares of Common Stock reserved for issuance under the 2019 Equity Incentive Plan as set forth in this Proposal No. 4. Although Mr. McCarthy resigned in 2020 as director, the Board has determined to grant his award, subject to the approval by stockholders of this Proposal No. 4, in connection with his role as consultant to the Company.

Following initial appointment, in 2019, each non-employee director appointed in 2018 or prior would receive an annual grant of 1,000 stock options (with the exception of the Chairman of the Board who would receive 1,300 stock options). The awards of 1,000 stock options, respectively, to Mr. Keegan and Dr. Schnoll-Sussman and the award of 1,300 stock options to Mr. Sullivan will be granted, subject to the approval by stockholders of Proposal No. 4. Although Dr. Schnoll-Sussman resigned in 2020 as director, the Board has determined to grant her award, subject to the approval by stockholders of Proposal No. 4, in connection with her role as a consultant.

Awards to 2020 Non-Employee Directors, Except the Chairman, Subject to Approval of the Plan Amendment. Each new appointee to the Board and each non-employee director serving in 2020 (regardless of year of appointment) except the Chairman will receive a one-time grant of 28,000 stock options which vest in equal annual installments over a three-year period. The awards of such grants have not yet been made. Accordingly, the Company expects to grant 28,000 stock options to each non-employee director elected at the Annual Meeting, subject to the approval by stockholders of this Proposal No. 4. Subject to their election as directors at the Annual Meeting, Messrs. Chan and Lev have voluntarily waived the award of such stock options.

Individual Awards to Mr. Gorman Granted as Consultant Subject to Approval of the Plan Amendment. In his role with MLC, LLC, as consultant, on January 29, 2020, Mr. Gorman was awarded and issued 6,321 shares of restricted stock, subject to vesting upon six (6) months continuous service. Subject to approval of the Plan Amendment set forth in this Proposal No. 4, in connection with his former role as consultant, and subject to his continuous service as a consultant, director or otherwise through January 29, 2021, Mr. Gorman will be awarded a number of shares of restricted stock having a fair market value as of such date of grant of $50,000 on the same terms. In accordance with relevant SEC rules, for purposes of this Proxy Statement, the estimated number of shares of restricted stock having a fair market value as of January 29, 2021 of $50,000 that will be awarded to Mr. Gorman is assumed to be 10,000 units based on the closing price of $5.00 on December 31, 2019, the last day of trading in 2019.

Individual Awards to Mr. Gorman Granted as Chairman Subject to Approval of the Plan Amendment. In connection with his role as Chairman of the Board pursuant to which it is expected Mr. Gorman will devote considerable time, the Compensation Committee agreed on April 16, 2020 to grant Mr. Gorman, subject to approval of the Plan Amendment set forth in this Proposal No. 4, (i) a non-qualified stock option to purchase 89,000 shares of Common Stock, which shall vest during continuing service as a member of the Board over a period of three (3) years from the effective date of his agreement to serve as Chairman; provided, that such option shall immediately vest upon a Change in Control (as defined in the 2019 Equity Incentive Plan) or upon the Company’s removal of Mr. Gorman as Chairman without Cause (as defined in the 2019 Equity Incentive Plan); and (ii) a non-qualified stock option to purchase 77,000 shares of Common Stock, which shall vest upon the first to occur during his continuing service as a member of the Board of (x) a period of thirty (30) consecutive trading days in which the closing price per share of Common Stock is $15 or greater, or (y) a Change in Control in which the transaction price per share of Common Stock is $15 or greater.

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Future Grants

Except as noted below, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to participants under the 2019 Equity Incentive Plan because awards are discretionary.

New Plan Benefits
Interpace Biosciences, Inc. 2019 Equity Incentive Plan
Name and position	Dollar value ($)	Number of units
Jack E. Stover, President and Chief Executive Officer	0	0
James Early, former Chief Financial Officer	0	0
Fred Knechtel, current Chief Financial Officer	0	0
Gregory Richard, Chief Commercial Officer(1)	0	0
Executive Group	0	0
Non-Executive Director Group	-	262,300	(2)
Non-Executive Officer Employee Group	0	0

(1) Gregory Richard, our Chief Commercial Officer, is no longer considered an executive officer as of December 31, 2019.

(2) The number of units includes 10,000 units as the estimated number of shares of restricted stock having a fair market value as of January 29, 2021 of $50,000 that will be awarded to Mr. Gorman, based on the closing price of $5.00 on December 31, 2019, the last day of trading in 2019.

If our stockholders do not approve this Proposal No. 4, the Plan Amendment will not become effective with respect to the increase in the number of authorized shares reserved for issuance, and the 2019 Equity Incentive Plan will continue in effect, but will not have a sufficient number of shares to continue providing equity-based compensation to our directors, executives and other key personnel. The Board believes this would present serious challenges to our ability to attract and retain management, directors, and other key personnel, and would be detrimental to our business and the interests of our stockholders. Accordingly, our Board recommends the approval of the Plan Amendment.

A majority of the votes of the shares of Common Stock (including the Series B Preferred Stock, on an as converted to Common Stock basis, voting as a single class) present or represented and entitled to vote at the Annual Meeting is required to approve this Proposal No. 4, the approval of the Plan Amendment. Accordingly, abstentions and broker non-votes will count as a vote “AGAINST” Proposal No. 4.

The Board Recommends a Vote FOR Approval of an Amendment to Our 2019 Equity Incentive Plan to Increase the Number of Authorized Shares of Common Stock Reserved for Issuance and Proxies that Are Returned Will Be So Voted Unless Otherwise Instructed.

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PROPOSAL NO. 5 —

NON-BINDING ADVISORY VOTE ON RESOLUTION TO APPROVE
NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act of 1934, as amended (the “Exchange Act”), which was added by the Dodd-Frank Act, the Company’s stockholders are entitled to vote at the Annual Meeting on whether to provide advisory approval of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. At our 2017 annual meeting, stockholders agreed, and the Board subsequently approved, that our stockholders have the opportunity to cast an advisory vote to approve the compensation of our named executive officers on a triennial basis. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall total compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement, including under the heading “Information About Our Executive Compensation.” The stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or the Board.

Our executive compensation programs are designed to attract and retain superior employees in key positions to enable us to succeed in the highly competitive market for talent, while simultaneously maximizing stockholder returns. Our goal is to provide a competitive compensation package to our executives, tie a significant portion of pay to performance and utilize components that align the interests of our executives with those of our stockholders. The Compensation Committee and the Board believe that our executive compensation program fulfills these goals and is reasonable, competitive, and appropriately aligned with our performance and the performance of our executives. Beginning in 2020, the Compensation Committee expects that it will adjust its executive compensation policies to weight executive compensation more heavily towards equity and less towards cash. The Compensation Committee believes that this will better align the interests of the Company’s executives with its stockholders.

We are asking the Company’s stockholders to indicate their support for the advisory approval of the Company’s executive compensation as described in this Proxy Statement, including under the heading “Information About Our Executive Compensation.” Accordingly, we ask that our stockholders vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders APPROVE, on an advisory basis, the Company’s executive compensation as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related compensation tables and narrative disclosure.”

A majority of the votes of the shares of Common Stock (including the Series B Preferred Stock, on an as converted to Common Stock basis, voting as a single class) present or represented by proxy at the virtual Annual Meeting is required to approve this Proposal No. 5, the non-binding advisory vote on named executive officer compensation. Abstentions and broker non-votes will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person virtually or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will not be considered votes cast by stockholders present or by proxy at the virtual Annual Meeting and voting affirmatively or negatively will therefore not have any effect with respect to Proposal No. 5.

While this advisory vote is non-binding, the Board values the opinions that stockholders express in their votes and will, as a matter of good corporate practice, take into account the outcome of the vote when considering future compensation decisions.

The Board Recommends a Vote FOR the Advisory Vote on Executive Compensation and Proxies that Are Returned Will Be So Voted Unless Otherwise Instructed.

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PROPOSAL NO. 6 —

RATIFICATION OF APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Although stockholder approval is not required, we desire to obtain from the stockholders an indication of their approval or disapproval of the Audit Committee’s action in appointing BDO as the independent registered public accounting firm of the Company and its subsidiaries. The accompanying proxy will be voted FOR the ratification of the appointment of BDO unless the proxy contains instructions otherwise. If the stockholders do not ratify this appointment, such appointment will be reconsidered by the Audit Committee, but the Audit Committee will not be required to take any action.

A representative of BDO is expected to be available at the Annual Meeting and will be afforded an opportunity to make a statement and to respond to questions.

A majority of the votes of the shares of Common Stock (including the Series B Preferred Stock, on an as converted to Common Stock basis, voting as a single class) present or represented by proxy at the virtual Annual Meeting is required to approve this Proposal No. 6, ratification of the appointment of BDO as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2020. Abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the votes of the shares present in person virtually or represented by proxy at the Annual Meeting.

The Board Recommends a Vote FOR the Ratification of the Appointment of BDO USA, LLP for Fiscal Year 2020 and Proxies that Are Returned Will Be So Voted Unless Otherwise Instructed.

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GOVERNANCE OF THE COMPANY

Corporate Governance and Code of Business Conduct

Our Board has adopted a written Code of Business Conduct that applies to our directors, officers, and employees, as well as Corporate Governance Guidelines applicable specifically to our Board. You can find links to these documents in the “Investor Relations” section of our website page at www.interpace.com. The content contained in, or that can be accessed through, our website is not incorporated into this Proxy Statement. Disclosure regarding any amendments to, or any waivers from, a provision of our Code of Business Conduct that applies to one or more of our directors, our principal executive officer, our principal financial or our principal accounting officer will be included in a Current Report on Form 8-K within four (4) business days following the date of the amendment or waiver, or posted on our website (www.interpace.com).

Board Leadership and Structure

The Chairman of the Board presides at all meetings of the Board. Mr. Gorman serves as the Chairman of the Board, and Mr. Stover, our Chief Executive Officer, serves as a director. The Board has determined that Mr. Gorman and Mr. Stover are not “independent” within the meaning of the rules of Nasdaq.

The Board believes that the roles of Chief Executive Officer and Chairman of the Board should be separate at this time. The Board believes that it should be free to make a choice from time to time in any manner that it believes is in the best interests of the Company and our stockholders.

Risk Oversight by the Board

The Board and, in particular, the Audit Committee view enterprise risk management as an integral part of the Company’s planning process. The subject of risk management is a recurring agenda item. The Audit Committee evaluates enterprise risk with management and the Company’s independent registered public accountants on a regular basis and also receives updates from the Company’s internal audit consultants, and the Audit Committee in turn calls the Board’s attention to items in such reports as it deems appropriate for review by the full Board.

Additionally, the charters of certain of the Board’s committees assign oversight responsibility for particular areas of risk. For example, our Audit Committee oversees management of enterprise-wide risks, including those related to accounting, auditing and financial reporting and maintaining effective internal control over financial reporting, and for compliance with the Code of Business Conduct. Our Regulatory Compliance Committee oversees management’s efforts to adopt and implement policies and procedures that require the Company and its employees to comply with the regulatory framework of laws and regulations with respect to its operations and to be compliant with applicable operational, health, safety, quality, and regulatory requirements and best practices. Our Audit Committee and Regulatory Compliance Committee also review and discuss with relevant management, at least annually, the implementation and effectiveness of risk management programs in the areas of cybersecurity and privacy as it relates to healthcare compliance. Our Nominating Committee oversees compliance with listing standards for independent directors, committee assignments and related party transactions and other conflicts of interest. Our Compensation Committee oversees the risk related to our compensation plans, policies and practices. All of these risks are discussed with the entire Board in the ordinary course of the chairperson’s report of committee activities at regular Board meetings.

Board Meetings and Committees

During the year ended December 31, 2019, the Board held twelve meetings and additionally acted three times by unanimous written consent, the Audit Committee held six meetings, the Compensation Committee held three meetings, and the Nominating Committee held three meetings. The Regulatory Compliance Committee held no meetings during 2019 because the Regulatory Compliance Committee was formerly part of the Company’s Audit Committee, and was formed in January 2020. Each committee member is a non-employee director of the Company who meets the independence requirements of Nasdaq and applicable law, except for Mr. Gorman, the Chairman of the Board and member of the Regulatory Compliance Committee, who the Board has determined should not be considered independent within the meaning of the rules of Nasdaq at this time. Each of our directors attended at least 75% of the total number of Board meetings and committee meetings on which he or she served during 2019. We have adopted a policy encouraging our directors to attend annual meetings of stockholders. All of our then-current directors attended our annual stockholders’ meeting held on October 10, 2019. Our Board has four standing committees, each of which is described below.

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Audit Committee

As of the date of this Proxy Statement, the Audit Committee is currently comprised of Dr. Keegan (Chairperson), Mr. Sullivan, and Mr. Rocca. The primary purposes of our Audit Committee are to assist the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control, legal compliance and risk management functions of the Company, including, without limitation, to assisting the Board’s oversight of: (i) the integrity of our financial statements; (ii) the effectiveness of our internal control over financial reporting; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent registered public accounting firm; (v) the performance of our internal audit function and independent registered public accounting firm; and (vi) enterprise-wide risk management. The Audit Committee is also responsible for preparing the report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement.

Our Board has determined that each member of our Audit Committee is independent within the meaning of the rules of Nasdaq and as required by the Audit Committee charter. Our Board has determined that the chairperson of the Audit Committee, Dr. Keegan, is an “audit committee financial expert,” as that term is defined in Item 407(d) of Regulation S-K under the Exchange Act.

Our Audit Committee charter is posted and can be viewed in the “Investor Relations” section of our website at www.interpace.com.

Compensation Committee

As of the date of this Proxy Statement, the Compensation Committee is currently comprised of Mr. Sullivan (Chairperson), Mr. Chan, and Mr. Rocca. Each member of our Compensation Committee is “independent” within the meaning of the rules of Nasdaq and as required by the Compensation Committee charter. The primary purposes of our Compensation Committee are: (i) to establish and maintain our executive compensation policies consistent with corporate objectives and stockholder interests; (ii) to oversee the competency and qualifications of our senior management personnel and the provisions of senior management succession planning; and (iii) to advise the Board with respect to director compensation issues. The Compensation Committee also administers our equity compensation plans. The Compensation Committee may form subcommittees for any purpose that they deem appropriate and may delegate to such subcommittees such power and authority as they deems appropriate, provided that the subcommittee consists of at least two members and provided further that the Compensation Committee must not delegate any power or authority required by any law, regulation or listing standards to be exercised by the Compensation Committee as a whole.

Engagement of Radford

The Compensation Committee, which is composed solely of independent directors, provides overall guidance for our executive compensation policies and determines the value and elements of compensation for our executive officers. Our Chief Executive Officer plays a role in recommending executive compensation to the Compensation Committee. Beginning in March 2019, and continuing through April 2020, the Company engaged Radford to provide compensation and long-term incentive market data and recommendations for our directors and executive officers (the “Radford Data”). In addition to the Radford Data, the Compensation Committee used its experience in working with public and private equity-backed emerging life science companies as the basis for making certain compensation decisions for 2020. Although the Compensation Committee is in the process of adjusting its 2020 executive compensation policies, particularly with respect to determinations of salary and bonus awards, such determinations have not yet been made. Moreover, the Company may modify compensation policies in connection with the COVID-19 pandemic.

Our Compensation Committee charter is posted and can be viewed in the “Investor Relations” section of our website at www.interpace.com.

Nominating Committee

As of the date of this Proxy Statement, the Nominating Committee is currently comprised of Dr. Keegan (Chairperson), Mr. Chan, Mr. Lev, and Mr. Sullivan. Each member of our Nominating Committee is “independent” within the meaning of the rules of Nasdaq and as required by the Nominating Committee charter. The primary purposes of the Nominating Committee are: (i) to recommend to the Board the nomination of individuals who are qualified to serve as our directors and on committees of the Board; (ii) to advise the Board with respect to the composition, size, structure and procedures of the Board; (iii) to advise the Board with respect to the composition, size and membership of the Board’s committees; (iv) to advise the Board with respect to corporate governance principles applicable to the Company; (v) to develop and maintain the Company’s corporate governance guidelines; (vi) to oversee the evaluation of the Board as a whole and the evaluation of its individual members standing for re-election; and (vii) to advise the Board with respect to any other matters required by federal securities laws. The Nominating Committee also has responsibility for reviewing and approving all transactions that are “related party” transactions under SEC rules.

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The Nominating Committee does not set specific, minimum qualifications that nominees for director must meet in order for the Nominating Committee to recommend them to the Board, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account our needs and the composition of the Board. Members of the Nominating Committee discuss and evaluate possible candidates in detail, and suggest individuals to explore in more depth. Once a candidate is identified whom the Nominating Committee wants to seriously consider and move toward nomination, the chairperson of the Nominating Committee enters into a discussion with that nominee candidate. Subsequently, the chairperson will discuss the qualifications of the candidate with the other members of the Nominating Committee, and the Nominating Committee will then make a final recommendation with respect to that candidate to the Board.

The Nominating Committee considers many factors when determining the eligibility of candidates for nomination as directors. The Nominating Committee does not have a diversity policy; however, its goal is to nominate candidates from a broad range of experiences and backgrounds who can contribute to the Board’s deliberations by reflecting a range of perspectives, thereby increasing its overall effectiveness. In identifying and recommending nominees for positions on the Board, the Nominating Committee places primary emphasis on: (i) a candidate’s judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) a candidate’s business or other relevant experience; and (iii) the extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other members of the Board will build a Board that is effective, collegial and responsive to our needs.

The Nominating Committee will consider nominees recommended by stockholders (including those nominated pursuant to any preferred stockholders’ director designation rights), based on the same criteria described above, provided such nominations comply with the applicable provisions of our Certificate of Incorporation, Bylaws and the procedures to be followed in submitting proposals. Except with respect to the Series B Investors’ designation rights, discussed below, no material changes have been implemented to the procedures by which stockholders may recommend nominees to our Board since we filed our proxy statement on August 22, 2019 in connection with the 2019 annual meeting.

The holders of the Series B Preferred Stock, voting as a separate class, are entitled to certain director designation rights under our Certificate of Incorporation. These rights are dependent on holdings of outstanding Series B Preferred Stock. Specifically, the Certificate of Designation of Series B Preferred Stock provides that, for so long as Ampersand or 1315 Capital holds at least sixty percent (60%) of the Series B Preferred Stock issued to it on the Issuance Date (as defined therein), such Series B Investor will be entitled to elect two directors to the Board, provided that one of the directors qualifies as an “independent director” under Rule 5605(a)(2) of the listing rules of Nasdaq (or any successor rule or similar rule promulgated by another exchange on which the Company’s securities are then listed or designated). However, if at any time such Series B Investor holds less than sixty percent (60%), but at least forty percent (40%), of the Series B Preferred Stock issued to them on the Issuance Date, such Series B Investor would only be entitled to elect one director to the Board. Any director elected pursuant to the terms of the Certificate of Designation of Series B Preferred Stock may be removed without cause by, and only by, the affirmative vote of the holders of Series B Preferred Stock. A vacancy in any directorship filled by the holders of Series B Preferred Stock may be filled only by vote or written consent in lieu of a meeting of such holders of Series B Preferred Stock or by any remaining director or directors elected by such holders of Series B Preferred Stock. Based on the holdings of the issued and outstanding Series B Preferred Stock as of the date hereof, two holders of Series B Preferred Stock are each entitled to elect two directors to the Board and have designated Messrs. Chan and Rocca, by 1315 Capital, and Messrs. Gorman and Lev, by Ampersand. The four Series B Investor designees have been approved, recommended and nominated by the Nominating Committee and the Board.

Our Nominating Committee charter is posted and can be viewed in the “Investor Relations” section of our website at www.interpace.com.

Regulatory Compliance Committee

As of the date of this Proxy Statement, the Regulatory Compliance Committee is currently comprised of Mr. Lev (Chairperson), Mr. Chan and Mr. Gorman. Mr. Lev and Mr. Chan are “independent” within the meaning of the rules of Nasdaq and as required by the Regulatory Compliance Committee charter. The Board has determined that Mr. Gorman should not be considered independent within the meaning of the rules of Nasdaq. The primary purposes of our Regulatory Compliance Committee are to assist the Board in carrying out its oversight responsibility with respect to the regulatory framework of laws and regulations with respect to our operations, compliance with high quality, ethical and legal standards, and to be compliant with applicable operational, health, safety, quality, and regulatory requirements and best practices. Specifically, the Regulatory Compliance Committee assists the Board with respect to compliance with the operation of clinical laboratories and the provision of laboratory services and related customer billing and Medicare reimbursement. The Regulatory Compliance Committee was formerly part of the Company’s Audit Committee and was formed in January 2020.

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The Regulatory Compliance Committee also reviews and discusses with relevant management the implementation and effectiveness of regulatory risk management programs in the areas of supply chain, environmental regulations, employee health and safety, privacy, cybersecurity, regulatory and political expenditures and lobbying activities.

Our Regulatory Compliance Committee charter is posted and can be viewed in the “Investor Relations” section of our website at www.interpace.com.

Compensation Committee Interlocks and Insider Participation

As of December 31, 2019, the Compensation Committee was comprised of Mr. Sullivan (Chairperson), Dr. Keegan, and Dr. Felice Schnoll-Sussman, who resigned as director effective as of January 22, 2020. On January 22, 2020, the Company named Mr. Gorman to the Compensation Committee. On April 16, 2020, Mr. Gorman resigned as a member of the Compensation Committee. As of the date of this Proxy Statement, the Compensation Committee is comprised of Mr. Sullivan (Chairperson), Mr. Chan, and Mr. Rocca. During 2019 and as of the date of this Proxy Statement, no member of our Compensation Committee has ever been an executive officer or employee of ours and no executive officer of ours currently serves, or has served during the last completed year, on the board of directors, compensation committee or other committee serving an equivalent function, of any other entity that has one or more officers serving as a member of our Board or Compensation Committee. Only Mr. Chan has relationships requiring disclosure with respect to related party transactions, as described below under the section “Certain Relationships and Related Party Transactions”.

Policies on Communicating with our Board and Reporting of Concerns Regarding Regulatory, Accounting or Auditing Matters

Stockholders may contact an individual director, a committee of our Board or our Board as a group. The name of any specific intended director recipient (or recipients) should be noted in the communication. Communications may be sent to Interpace Biosciences, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, NJ 07054. Our CEO will forward such correspondence only to the intended recipients. Prior to forwarding any correspondence, however, the CEO will review the correspondence and will not forward any communications deemed to be of a commercial or frivolous nature or otherwise inappropriate for our Board’s consideration. In such cases, that correspondence may be forwarded elsewhere in the Company for review and possible response.

Any person who has a concern regarding corporate compliance matters, including accounting, internal accounting controls or auditing matters, may, in a confidential or anonymous manner, communicate that concern in either of the following manners: (1) by utilizing our Whistleblower Hotline to report such concerns via a confidential and secure Internet and telephone based reporting system administered by an external vendor, which may be reached toll-free at 1-866-238-1324; or (2) by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chairperson of the Audit Committee, in care of the Company’s Corporate Secretary, at the following mailing address: Interpace Biosciences, Inc., Chair of the Audit Committee of the Board of Directors, c/o Corporate Secretary, Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, NJ 07054, such envelope to be labeled with a legend such as: “Anonymous Submission of Complaint or Concern.” All such communications will be forwarded to the chairperson of our Audit Committee.

Any person who has a concern regarding regulatory compliance matters may, in a confidential or anonymous manner, communicate that concern in either of the following manners: (1) by utilizing our Whistleblower Hotline to report such concerns via a confidential and secure Internet and telephone based reporting system administered by an external vendor, which may be reached toll-free at 1-866-238-1324; or (2) by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chairperson of the Regulatory Compliance Committee, in care of the Company’s Corporate Secretary, at the following mailing address: Interpace Biosciences, Inc., Chair of the Regulatory Committee of the Board of Directors, c/o Corporate Secretary, Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, NJ 07054, such envelope to be labeled with a legend such as: “Anonymous Submission of Complaint or Concern.” All such communications will be forwarded to the chairperson of our Regulatory Compliance Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors and persons who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and 10% Stockholders also are required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to us during or with respect to the fiscal year ended December 31, 2019, as the case may be, and upon written representations from these reporting persons, we believe that none of our officers, directors or 10% Stockholders failed to file on a timely basis, as disclosed in the forms described above, reports required by Section 16(a) during fiscal 2019.

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EXECUTIVE OFFICERS

The following table sets forth the names, ages and principal positions of our executive officers as of the date of this Proxy Statement:

Name	Age	Position
Jack E. Stover	67	President and Chief Executive Officer
Fred Knechtel	59	Chief Financial Officer, Treasurer and Secretary

The principal occupation and business experience for at least the last five years for Mr. Knechtel as a named executive officer is set forth below. On January 29, 2020, the Company appointed Fred Knechtel as Chief Financial Officer, Treasurer, and Secretary of the Company, effective as of January 29, 2020. Under the terms of the Bylaws, Mr. Knechtel will serve as Chief Financial Officer, Treasurer, and Secretary for a term which will continue until the 2021 annual meeting of stockholders and until his successor will have been chosen and qualified. Prior to joining the Company, Mr. Knechtel served as a Senior Director of Alvarez & Marsal Private Equity Performance Improvement Group, LLC from October 2019 to January 2020 and as chief financial officer at various companies for over ten years, including at ACV Enviro from January 2019 to April 2019, at GENEWIZ, Inc. from June 2018 to December 2018, during which time GENEWIZ, Inc. was acquired by a public company, at Sims Metal Management Limited, a company listed on the Australian Securities Exchange, from October 2014 to August 2017, and at Remy International, Inc. (acquired by BorgWarner Inc.) from 2009 to 2014, during which time it became a public company listed on Nasdaq.

There are no arrangements or understandings between Mr. Knechtel and any other persons pursuant to which he was selected as an officer. In addition, there is no family relationship between Mr. Knechtel and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K.

Mr. Stover’s business experience is discussed above, under the heading “Director Biographies and Qualifications”. There are no arrangements or understandings between Mr. Stover and any other persons pursuant to which he was selected as an officer. However, as discussed above, pursuant to the Securities Purchase and Exchange Agreement, both Series B Investors agreed to vote in favor of Mr. Stover as director nominee. In addition, there is no family relationship between Mr. Stover and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K.

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INFORMATION ABOUT OUR EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning compensation for 2018 and 2019 paid to our Chief Executive Officer and our other two most highly compensated executive officers who served in this capacity as of December 31, 2019.

SUMMARY COMPENSATION TABLE FOR 2019 and 2018
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Compensation(4)	All Other Compen-sation (5)	Total
Jack E. Stover
CEO	2019	$463,500	$-	$84,749	$302,489	$-	$11,553	$862,291
	2018	337,634	270,000	150,520	535,680		14,046	1,307,880
James Early (3)
CFO	2019	263,750	-	25,682	91,663	-	4,912	386,007
	2018	333,842	75,000	17,380	61,920	-	1,128	489,270
Gregory Richard
Chief Commercial	2019	301,000	-	38,540	137,557	-	19,554	496,651
Officer	2018	280,000	126,000	42,752	152,256	-	18,235	619,243

(1)	The amounts set forth in this column represents annual cash incentive bonus earned for 2018 and 2019.

(2)	The dollar amounts set forth under the heading “Stock Awards” represent aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For purposes of computing such amounts, we disregarded estimates of forfeitures related to service-based vesting conditions. For additional information regarding our valuation assumptions, please refer to Note 15 – “Stock-Based Compensation” to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2019, filed with the SEC on April 22, 2020.

(3)	Mr. Early’s salary for 2018 includes $135,925 in fees paid to his consulting firm, Early Financial Consulting, LLC, for financial services as Chief Financial Officer. In March 2018, Mr. Early was hired by the Company to be its Chief Financial Officer, Secretary and Treasurer for an annual salary of $250,000. His prior compensation had been based on an hourly rate. Mr. Early received in April 2018 a discretionary bonus of $45,000.

(4)	For the named executive officers, this column includes the following amounts in 2019:

	401(k) Company Match ($)	Term Life/Disability Insurance Payment ($)	Other ($) (1)	Totals ($)
Jack E. Stover	$11,393	$160	$-	$11,553
James Early	4,835	77	-	4,912
Gregory Richard	7,525	29	12,000	19,554

(1) The amounts set forth in this column for Mr. Richard represent an automobile allowance generally available to members of the sales team.

Narrative Disclosure to Summary Compensation Table

The following narrative discusses the base salary, annual cash incentives, long-term equity incentives, and perquisites of the Company with respect to Messrs. Stover, Early, and Richard as of December 31, 2019. For information on our compensation to executive officers subsequent to December 31, 2019, please see below under the section “Compensation Related Events Subsequent to December 31, 2019.”

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Base Salary as of December 31, 2019

Initially, base salaries are generally set according to the executive officer’s agreement with the Company and adjusted based on the individual’s current and historical performance. The base salary levels and any changes to those levels for each executive are reviewed each year by the Compensation Committee and adjustments may be based on factors such as new roles and/or responsibilities assumed by the executive and the executive’s impact on our strategic goals and financial performance. While our executives’ base salaries are generally targeted to be consistent with median base salaries for similar positions based on competitive market data, there is no specific weighting applied to any one factor in setting the level of salary, and the process ultimately relies on the evaluation of various factors considered by the Compensation Committee with respect to each named executive officer (and the full Board, in the case of the Chief Executive Officer). The Compensation Committee also takes into account additional factors such as historical compensation, the financial condition of the Company in general, the individual’s potential to be a key contributor, as well as special recruiting and retention situations.

Upon his appointment as our Interim Chief Executive Officer, Mr. Stover’s annual base salary was set at $300,000, which was not subject to an employment agreement. Mr. Stover entered into an employment agreement with the Company as President and Chief Executive Officer on October 28, 2016 (the “2016 Stover Employment Agreement”) and an Amended and Restated Employment Agreement dated as of December 5, 2018 (the “2018 Stover Amended and Restated Employment Agreement”) which set his annual base salary at $450,000. Mr. Stover’s annual base salary is adjusted annually, with a cost of living increase consistent with the annual cost of living increases received by other officers of the Company.

Mr. Early’s fees for services as a consultant were $135,925 during 2018. On March 7, 2018, the Board approved the employment agreement of Mr. Early, which set his annual base salary at $250,000 paid in accordance with the Company’s payroll practices. Such base salary was subject to adjustment on an annual basis by the Company’s Chief Executive Officer, in consultation with the Board’s Compensation Committee. Mr. Early’s base salary for 2019 was $263,750.

Mr. Richard’s base salary is not determined by an employment contract. Mr. Richard’s base salary for 2019 was $301,000. Mr. Richard’s base salary is approved by the Compensation Committee based upon a recommendation of the Chief Executive Officer that is consistent with the Company’s compensation policy.

Mr. Stover, Mr. Early, and Mr. Richard received salary increases of 3%, 5.5%, and 7.5%, respectively, in 2019 based upon the Compensation Committee’s appraisal of their performance and increases in the cost of living.

Annual Cash Incentives

The annual cash incentive program provides our executive officers with an opportunity to receive a cash award at the discretion of the Compensation Committee (and the full Board, in the case of the Chief Executive Officer). Annual cash incentive targets and performance metrics are usually determined by the Compensation Committee typically during the first quarter of each fiscal year, based on competitive market data generally available to the Compensation Committee as well as consideration based upon the financial condition of the Company.

Pursuant to Mr. Stover’s employment agreement, the Board approved a target annual cash bonus of 60% of his annual base salary based principally upon meeting specific financial goals and objectives as recommended by the Compensation Committee and approved by the Board in its sole discretion. Based on our achievement of our commercial, business development, finance, operations, clinical and science goals, the Compensation Committee recommended and the Board approved a discretionary bonus for Mr. Stover of $270,000 based on 2018 performance. This bonus was paid in April 2019.

Mr. Richard received a discretionary bonus based on 2018 performance, which was paid in April 2019 in the amount of $126,000.

Mr. Early received a discretionary bonus based on 2018 performance paid in April 2019 in the amount of $75,000. Such bonus amounts were determined by the Compensation Committee based on its discretion.

Sign-on bonuses may be granted from time to time at the discretion of our Compensation Committee in connection with new hires at the executive officer level. There were no cash sign-on bonuses for any named executive officer in 2019. For a description of cash compensation awarded based on 2019 performance, which has not yet been paid, please see the section “Compensation Related Events Subsequent to December 31, 2019.”

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Long-Term Equity Incentives

Our executives are also eligible to participate in a long-term equity incentive program each year, which was formerly administered under the Amended 2004 Plan and is currently administered under the 2019 Equity Incentive Plan. The long-term equity incentive component of our compensation program is used to promote alignment with stockholders and to balance the short-term focus of the annual cash incentive component by linking a substantial part of compensation to our long-term stockholder returns. The Compensation Committee believes that long-term stock-based compensation enhances our ability to attract and retain high quality talent, provides motivation to improve our long-term financial performance, and increase stockholder value. As adjusted for our one-for-ten (1:10) reverse stock split effected in January 2020, in 2019, Mr. Stover was granted 34,769 stock options with an exercise price of $9.75 and 8,693 RSUs. In 2019, Mr. Early was granted 10,536 stock options with an exercise price of $9.75 and 2,634 RSUs. In 2019, Mr. Richard was granted 15,812 stock options with an exercise price of $9.75 and 3,953 RSUs. The stock options and RSUs listed above vest one-third each year over a three-year period, subject to the grantee’s continued service with the Company.

Perquisites

As a matter of practice, we provide only limited perquisites to our executive officers that are not generally provided to all employees. Executives are eligible for the standard benefits and programs generally available to all of our employees. The value of special perquisites, as well as additional benefits that are available generally to all of our employees, that were provided to each named executive officer in 2019 are set forth in footnote 4 to the Summary Compensation Table.

Compensation Related Events Subsequent to December 31, 2019

2019 Performance Based Cash Incentive Compensation

Mr. Stover’s discretionary bonus for 2019 performance was approved by the Compensation Committee in a combination of cash and equity totaling $45,000. The cash portion has not yet been paid.

Mr. Richard’s discretionary bonus for 2019 consisted of $34,212 in cash and $24,608 of equity. The cash portion has not yet been paid.

A description of the equity incentives awarded based on 2019 performance to Mr. Stover and Mr. Richard, respectively, is available below under “Equity Compensation Grants to Executive Officers Subsequent to December 31, 2019.”

Mr. Early did not receive a discretionary bonus based on 2019 performance.

Amendment to Chief Executive Officer’s Employment Agreement

As noted above, Mr. Stover’s 2019 compensation was governed by the 2018 Stover Amended and Restated Employment Agreement. On January 29, 2020, the Company entered into the First Amendment to Amended and Restated Employment Agreement, by and between the Company and Mr. Stover (the “2020 Stover Employment Agreement Amendment”), which amends the 2018 Stover Amended and Restated Employment Agreement by (i) amending the definition of “Transaction”, and (ii) providing that, in the event of a change of control or similar transaction on or following January 29, 2020, each of Mr. Stover’s then-outstanding equity awards shall be eligible to vest and become exercisable in full immediately prior to the occurrence of such Transaction (as defined in the 2018 Stover Amended and Restated Employment Agreement, as amended by the 2020 Stover Employment Agreement Amendment) (including any such awards that vest in whole or in part based on the attainment of performance-vesting conditions that shall be deemed achieved at the target level of the applicable award agreement), subject to Mr. Stover’s continuous employment through such Transaction. Except as described above, the 2018 Stover Amended and Restated Employment Agreement otherwise remains unchanged.

Mr. Stover’s annual base salary is adjusted annually, with a cost of living increase consistent with the annual cost of living increases received by other officers of the Company. As of January 1, 2020, Mr. Stover’s annual base salary was $463,500.

Appointment of Mr. Knechtel as Chief Financial Officer and Entry into Employment Agreement in Connection Therewith

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On January 31, 2020, the Company appointed Mr. Knechtel as Chief Financial Officer, Treasurer, and Secretary of the Company, effective as of January 29, 2020. In connection with this appointment, the Company entered into an employment agreement, dated as of January 29, 2020, by and between the Company and Mr. Knechtel (the “Knechtel Employment Agreement”). Under the Knechtel Employment Agreement, the Company, among other things, (i) employs Mr. Knechtel as Chief Financial Officer, Treasurer, and Secretary of the Company at an annual base salary of $310,000 paid in accordance with the Company’s payroll practices, and with a target annual bonus opportunity of up to 40% of such base salary and (ii) agreed to grant to Mr. Knechtel certain stock options under the Company’s 2019 Equity Incentive Plan which are described below in the section “Equity Compensation Grants to Executive Officers Subsequent to December 31, 2019.”

In addition, the Knechtel Employment Agreement provides that in the event of a Change in Control (as defined in the Knechtel Employment Agreement) following January 29, 2020, each of Mr. Knechtel’s then-outstanding equity awards will be eligible to vest and become exercisable in full immediately prior to the occurrence of the Change in Control (including any such awards that vest in whole or in part based on the attainment of performance-vesting conditions that will be deemed achieved at the target level of the applicable award agreement), subject to Mr. Knechtel’s continuous employment with the Company through the Change in Control.

In the event that Mr. Knechtel’s employment is terminated by the Company without Cause (as defined in the Knechtel Employment Agreement) or by Mr. Knechtel for Good Reason (as defined in the Knechtel Employment Agreement), then subject to Mr. Knechtel’s execution and non-revocation of a severance agreement and general release in favor of the Company, Mr. Knechtel would be entitled to the following: (i) salary continuation payments for a period of (a) six months, if such termination of employment occurs on or after January 29, 2021 but prior to January 29, 2022, or (b) 12 months, if such termination of employment occurs on or after January 29, 2022; provided, however, that there will be no salary continuation payments in the event such termination of employment occurs prior to January 29, 2021, (ii) continuation of health and welfare benefits for the applicable salary continuation period, and (iii) all outstanding equity awards that were scheduled to vest during the 24-month period following the termination date, but for the termination, would become fully vested and exercisable (including any such awards that vest in whole or in part based on the attainment of performance-vesting conditions that would be deemed achieved at the target level of the applicable award agreement).

Resignation of Mr. Early as Chief Financial Officer and Entry into Severance and Consulting Agreement in Connection Therewith

Concurrently with Mr. Knechtel’s appointment as Chief Financial Officer, Treasurer, and Secretary, Mr. Early resigned as Chief Financial Officer, Treasurer, and Secretary of the Company, effective as of January 29, 2020. In connection with Mr. Early’s resignation, the Company entered into a Severance and Consulting Agreement and General Release, dated as of January 29, 2020, by and between the Company and Mr. Early (the “2020 Early Severance and Consulting Agreement”), pursuant to which, among other things, the Company will engage Mr. Early, by means of his consulting firm Early Financial Consulting, LLC, for consulting services for a term ending on July 29, 2020 or upon such later date as may be mutually agreed upon by the Company and Mr. Early. In consideration for such consulting services, the Company shall pay Mr. Early, by means of his consulting firm, Early Financial Consulting, LLC, an hourly fee of $350, with the maximum aggregate fees payable by the Company for such services not to exceed a total of $210,000, and upon completion of such consulting term and fulfillment of certain other conditions specified in the 2020 Early Severance and Consulting Agreement, the Company will provide Mr. Early with the following payments and benefits: (i) a cash amount equal to $131,875, payable in monthly installments over the six-month period following the last date of such consulting term, and (ii) payment for the cost of premiums for Mr. Early’s health and dental coverage over the six-month period following the last date of such term (to the extent such coverage is properly and timely elected by Mr. Early in accordance with applicable law). The 2020 Early Severance and Consulting Agreement supersedes the Employment Agreement between the Company and James Early, dated as of March 16, 2018. The Company also awarded certain stock options and caused to vest certain RSUs which are described below in the section “Equity Compensation Grants to Executive Officers Subsequent to December 31, 2019.”

2020 Bonus Policy Under Review

Beginning in 2020, the Compensation Committee expects that it will adjust its executive compensation policies to weight executive compensation more heavily towards equity grants and less towards cash awards. The Compensation Committee believes that this will better align the interests of the Company’s executives with its stockholders.

Additional 2020 Updates to Executive Officer Compensation

Gregory Richard, our Chief Commercial Officer, is no longer considered an executive officer as of December 31, 2019.

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As of April 15, 2020, the annual compensation of Mr. Stover, Mr. Knechtel and other officers of the Company was reduced by 15% in connection with the Company’s COVID-19 pandemic cost reductions.

As described below in the section “Equity Compensation Grants to Executive Officers Subsequent to December 31, 2019”, the Company awarded certain other equity compensation grants in 2020 to our executive officers which are not reflected in the Summary Compensation Table for 2019 and 2018 above.

Compensation Features Intended to Prevent Excessive Risk Taking

The Compensation Committee reviews our compensation policies and practices for all employees, including executive officers, and believes that such policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. In particular, the Compensation Committee believes that the following factors help mitigate against any such risks: (i) annual cash incentive compensation and long-term equity incentive compensation are based on a mix of our overall performance, business unit performance and individual performance; (ii) the annual cash incentive compensation plan has no minimum funding levels, such that employees will not receive any rewards if satisfactory financial performance is not achieved by us; and (iii) base salaries are consistent with employees’ responsibilities and general market practices so that they are not motivated to take excessive risks to achieve a reasonable level of financial security.

Outstanding Equity Awards as of December 31, 2019

The following table provides information concerning the number and value of unexercised stock options, stock appreciation rights, restricted stock awards, and RSUs for the named executive officers outstanding as of the year ended December 31, 2019, in each case as adjusted for the one-for-ten (1:10) reverse stock split effected on January 15, 2020:

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OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2019
	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares/RSUs that have not Vested (#)		Market Value of Shares/RSUs that have not Vested ($)(1)
Jack E. Stover	3,264	-		16.00	10/14/2026	-		-
	13,461	--		21.20	3/16/2027	-		-
	34,500	-		14.50	9/26/2027	-		-
	7,467	14,933	(2)	10.10	3/7/2028	3,734	(5)	18,670
	11,600	23,200	(3)	10.80	12/5/2028	5,800	(6)	29,000
	-	34,769	(4)	9.75	3/13/2029	8,693	(7)	43,465
James Early	800	7,200		16.00	10/14/2026	-		-
	1,448	-		21.20	3/16/2027	-		-
	4,000	-		14.50	9/26/2027	-		-
	1,866	3,734	(2)	10.10	3/7/2028	934	(5)	4,670
	400	800	(3)	10.80	12/5/2028	200	(6)	1,000
	-	10,536	(4)	9.75	3/13/2029	2,634	(7)	13,170
Gregory Richard	1,226	-		16.00	10/14/2026	-		-
	1,714	-		21.20	3/16/2027	-		-
	5,027	-		24.60	5/10/2027	-		-
	20,000	-		14.50	9/26/2027	-		-
	3,733	7,467	(2)	10.10	3/7/2028	1,867	(5)	9,335
	1,786	3,574	(3)	10.80	12/5/2028	894	(6)	4,470
	-	15,812	(4)	9.75	3/13/2029	3,953	(7)	19,765

(1)	The market value is based on the closing price of $5.00 on December 31, 2019, the last day of trading in 2019.

(2)	Stock options that vest one-half on each of March 7, 2020, and March 7, 2021.

(3)	Stock options that vest one-half on each of December 5, 2020, and December 5, 2021.

(4)	Stock options that vest one-third on each of March 13, 2020, March 13, 2021 and March 13, 2022.

(5)	RSUs that vest one-half on each of March 7, 2020, and March 7, 2021.

(6)	RSUs that vest one-half on each of December 5, 2020, and December 5, 2021.

(7)	RSUs that vest one-third on each of March 13, 2020, March 13, 2021 and March 13, 2022.

Equity Compensation Grants to Executive Officers Subsequent to December 31, 2019

Based on 2019 performance, on January 22, 2020, Mr. Stover was granted 35,000 stock options and Mr. Richard was granted 7,500 stock options, each with an exercise price of $8.18. Moreover, on March 12, 2020, Mr. Stover was granted 7,188 shares of Common Stock and Mr. Richard was granted 3,930 shares of Common Stock.

In connection with the 2020 Early Severance and Consulting Agreement, described above under the section “Compensation Related Events Subsequent to December 31, 2019”, on January 29, 2020, Mr. Early was granted 5,000 RSUs, which are eligible to vest in full on the six-month anniversary of the date of grant, subject to the continuous service with the Company through such vesting date. In addition, 3,768 RSUs (that were previously unvested) vested in full pursuant to the 2020 Early Severance and Consulting Agreement.

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In connection with the Knechtel Employment Agreement, described above under the section “Compensation Related Events Subsequent to December 31, 2019”, on January 29, 2020, Mr. Knechtel was granted 60,000 stock options, each with an exercise price of $7.91. The stock options vest annually, in equal installments, over a three-year period, subject to the grantee’s continued service with the Company through the applicable vesting dates. On April 29, 2020, Mr. Knechtel was awarded stock options to purchase up to 60,000 shares of Common Stock, each with an exercise price of $5.80 as the Fair Market Value (as defined in the 2019 Equity Incentive Plan) of a share of Common Stock on April 29, 2020. The number of shares of Common Stock eligible for vesting under such award is determined by the accomplishment of the following performance milestones established by the Compensation Committee:

i.	If the Company exceeds consolidated break-even Adjusted EBITDA separately for both the fourth quarter of 2020 and the first quarter of 2021, options to purchase 60,000 shares will vest in full upon completion of the latter of the 2020 fiscal year end audit process and the completion of our independent accountant’s review of the first quarter’s results. In such event, the Company will also award Mr. Knechtel additional fully vested options to purchase 6,000 shares of Common Stock.

ii.	If the Company exceeds consolidated break-even Adjusted EBITDA separately for both the first and second fiscal quarters of 2021, options to purchase 60,000 shares will vest in full upon the completion of our independent accountant’s review of the second quarter’s results.

iii.	If the Company exceeds consolidated break-even Adjusted EBITDA separately for both the second and third fiscal quarters of 2021, options to purchase 54,000 shares will vest in full upon completion of our independent accountant’s review of the third quarter’s results.

iv.	If the Company exceeds consolidated break-even Adjusted EBITDA separately for both the third and fourth fiscal quarters of 2021, options to purchase 48,000 shares will vest in full upon completion of our independent accountant’s review of the fourth quarter’s results.

v.	The vesting of any options to purchase shares of Common Stock is contingent in full on the Company’s initial achievement of consolidated break-even Adjusted EBITDA prior to or during the third fiscal quarter of 2021. If the Company initially exceeds consolidated break-even Adjusted EBITDA following the third fiscal quarter of 2021, no options vest under the award to Mr. Knechtel and the award of such options shall be forfeited in its entirety.

vi.	Notwithstanding the foregoing, such options shall vest immediately prior to the occurrence of a Change in Control (as defined in the Knechtel Employment Agreement) (subject to continuous employment with the Company through such Change in Control).

vii.	Adjusted EBITDA will be defined to be consistent with usage in the Company’s Annual Report on Form 10-K except that any costs related to the relocation of the Rutherford laboratory to Morrisville, North Carolina, will be excluded.

Potential Payments upon Termination or Change in Control as of December 31, 2019

The following table reflects the estimated amount of compensation that would be payable to each of our 2019 named executive officers upon termination of such executive’s employment in accordance with their respective employment separation agreements and stock agreements. In general under such agreements, RSUs and stock options vest upon a change of control. The amounts shown below assume that such termination was effective as of December 31, 2019, and are estimates of the amounts which would be paid out upon termination. The table therefore (i) includes Mr. Richard, our Chief Commercial Officer, as an executive officer, (ii) does not reflect the 2020 Stover Employment Agreement Amendment, the Knechtel Employment Agreement, or the 2020 Early Severance and Consulting Agreement, in each case discussed above under the section “Compensation Related Events Subsequent to December 31, 2019,” and (iii) does not include the 2020 awards described above under the section “Equity Compensation Grants to Executive Officers Subsequent to December 31, 2019.” The actual amounts to be paid out can only be determined at the time of separation from the Company.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Name	Cash Payment ($)	Continuation of Medical/ Welfare Benefits (Present Value) ($)	Acceleration of Equity Awards ($) (1)	Total Termination Benefits ($)
Termination Without Cause or Resignation for Good Reason Not Within 24 Months Following a Change in Control:
Jack E. Stover (2)	$1,019,700	$28,404	$76,670	$1,124,774
James Early (3)	131,875	14,202	18,840	164,917
Gregory Richard (4)	399,667	28,404	33,570	461,641
Upon a Change in Control (Not in connection with a termination)
Jack E. Stover	$-	$-	$91,135	$91,135
James Early	-	-	18,840	18,840
Gregory Richard	-	-	33,570	33,570
Termination Without Cause or Resignation for Good Reason Within 24 Months Following a Change in Control:
Jack E. Stover (2)	$1,390,500	$42,606	$91,135	$1,524,241
James Early (3)	131,875	14,202	18,840	164,917
Gregory Richard (4)	399,667	28,404	33,570	461,641

(1)	These amounts are based on the value of RSUs held at December 31, 2019 that would become immediately vested upon retirement or a change of control pursuant to the applicable RSU grant agreement. Stock options that would become immediately vested upon a change in control pursuant to the Amended 2004 Plan and the 2019 Equity Incentive Plan were not included as they were out of the money (option exercise price is greater than the stock price). The market value of all equity reflected in the above table is based on the closing stock price of $5.00 on December 31, 2019, the last day of trading in 2019.

(2)	Mr. Stover’s cash payment would be paid in nine monthly installments.

(3)	Mr. Early’s cash payment would be in six monthly installments.

(4)	Mr. Richard’s cash payment would be paid in a lump sum within 60 days of termination.

Employment Arrangements of Executive Officers as of December 31, 2019

The following narrative presents a description of the employment arrangements of our executive officers as of December 31, 2019. The descriptions below do not reflect those 2020 employment arrangements which are summarized above under the section “Compensation Related Events Subsequent to December 31, 2019.” As noted therein, in 2020, we entered into the 2020 Stover Employment Agreement Amendment, the Knechtel Employment Agreement, and the 2020 Early Severance and Consulting Agreement. Moreover, as noted above, Mr. Richard, our Chief Commercial Officer, is no longer considered an executive officer as of December 31, 2019.

Jack E. Stover –Chief Executive Officer

Pursuant to the 2016 Stover Employment Agreement, Mr. Stover, as President and Chief Executive Officer of the Company, received an annual base salary of $300,000, subject to annual cost of living adjustments, and was eligible to receive an annual performance bonus with a target of 50% of his base salary, based on the attainment of certain quarterly performance targets.

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In addition, upon the occurrence of a capital raising Transaction (as such term is defined in the 2016 Stover Employment Agreement), provided he remained employed through the closing of such Transaction, Mr. Stover would have received non-equity incentive compensation calculated based on 3% of the net transaction proceeds received in connection with such Transaction.

In the event of a termination of Mr. Stover’s employment by the Company without Cause (as defined in the 2016 Employment Agreement) or a resignation by Mr. Stover for Good Reason (as defined in the 2016 Stover Employment Agreement), Mr. Stover would have been entitled to receive monthly payments of $25,000 for nine months following such termination and, provided that Mr. Stover timely elected COBRA continuation coverage, the Company would have paid his applicable COBRA premium for 12 months following such termination. Such payments and benefits would be subject to an effective release of claims and would cease upon breach by Mr. Stover of any applicable restrictive covenants.

On December 5, 2018, the Board approved the 2018 Stover Amended and Restated Employment Agreement. Under the 2018 Stover Amended and Restated Employment Agreement, Mr. Stover is to receive an annual base salary of $450,000, which is subject to annual upward adjustment by the Board, and is eligible to receive an annual performance bonus with a target of 60% of his base salary, based on the attainment of certain annual corporate and/or individual performance goals as determined by the Compensation Committee of the Board. Under the 2018 Stover Amended and Restated Employment Agreement, Mr. Stover is not eligible to receive any transaction incentive compensation. Mr. Stover shall be eligible to receive a grant of options to purchase common stock and RSUs each year on the anniversary of the date of the 2018 Stover Amended and Restated Employment Agreement. The number of shares underlying this annual grant will be determined by the Compensation Committee. Mr. Stover is also eligible to participate in all employee benefit plans and programs maintained by the Company on the same basis as other senior management. These include vacation, retirement, health insurance, and life insurance.

Under the 2018 Stover Amended and Restated Employment Agreement, in the event of a termination by the Company without Cause (as such terms are defined in the 2018 Stover Amended and Restated Employment Agreement) or a resignation by Mr. Stover for Good Reason (as defined therein), except for a termination or resignation within 24 months following a transaction (for which compensation is described below), Mr. Stover would be entitled to receive: (i) any Accrued Benefits (as defined therein), including, among others, any earned but unpaid bonus for any fiscal year ending prior to Mr. Stover’s termination date, (ii) one-times Mr. Stover’s then current base salary, to be paid in nine equal installments, (iii) provided that Mr. Stover timely elected COBRA continuation coverage, payment by the Company of his applicable COBRA premium for 12 months following such termination, (iv) a lump sum payment equal to the greater of 60% of his base salary or the largest discretionary bonus paid to Mr. Stover in the three years preceding the termination date, and (v) full and immediate vesting of all of Mr. Stover’s outstanding non-qualified stock option and RSU that were scheduled to vest during the 24 months following the termination date. Such payments and benefits would be subject to an effective release of claims and would cease upon breach by Mr. Stover of any applicable restrictive covenants.

Under the 2018 Stover Amended and Restated Employment Agreement, if, within 24 months following a Transaction (as such term is defined therein, and which includes, among other things, any merger of the Company into another corporation, any acquisition of the Company and the acquisition of beneficial ownership of the Company’s voting securities having voting power equal to 51% or more of the combined voting power of the Company’s outstanding voting securities), Mr. Stover’s employment is terminated by the Company for Cause (as defined in the 2018 Stover Amended and Restated Employment Agreement) or by Mr. Stover for Good Reason without Cause (as defined therein), Mr. Stover would be entitled to receive: (i) any Accrued Benefits, including, among others, any earned but unpaid bonus for any fiscal year ending prior to Mr. Stover’s termination date, (ii) one and one half times Mr. Stover’s then current base salary, to be paid in nine equal installments, (iii) one and one-half times Mr. Stover’s annual target bonus, to be paid in nine equal installments, (iv) provided that Mr. Stover timely elected COBRA continuation coverage, payment by the Company of his applicable COBRA premium for 18 months following such termination, and (v) full and immediate vesting of all of Mr. Stover’s outstanding non-qualified stock options and RSUs, if any, that were scheduled to vest during the 36 months following the termination date shall become fully vested and exercisable.

Under the 2018 Stover Amended and Restated Employment Agreement, if Mr. Stover is terminated for Cause (as defined in the 2018 Stover Amended and Restated Employment Agreement), he will be entitled to receive any Accrued Benefits, including, among others, any earned but unpaid bonus for any fiscal year ending prior to the termination date.

James Early – Chief Financial Officer

On October 11, 2016, Mr. Early was appointed as Chief Financial Officer for the Company by means of a Management Engagement Letter Agreement executed between the Company and his consulting firm, Early Financial Consulting, LLC (the “Early Engagement Letter Agreement”). Professional fees under the Early Engagement Letter Agreement were charged at the hourly rate of $250 per hour for the first 30 hours per week and $200 per hour for time in excess of 30 hours per week. Fees and travel expenses were required to be invoiced weekly under fifteen day payment terms. Services could have been suspended if payments were deemed delinquent, and either party may have terminated Early Engagement Letter Agreement upon thirty days written notice with no severance or other termination payments due.

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On March 7, 2018, the Board approved the employment agreement of Mr. Early as the Company’s Chief Financial Officer, Corporate Secretary and Treasurer (the “Early 2018 Employment Agreement”). As of December 31, 2019, Mr. Early was entitled to receive an annual base salary of $250,000, effective March 16, 2018, paid in accordance with the Company’s payroll practices. Such base salary was subject to adjustment on an annual basis by the Company’s Chief Executive Officer, in consultation with the Board’s Compensation Committee. Mr. Early was also eligible to receive an annual performance bonus, subject to the attainment of annual performance goals as set and determined by the Company’s Chief Executive Officer, in consultation with the Board’s Compensation Committee. Mr. Early’s target bonus was up to 30% of his annual base salary. Mr. Early was also eligible to participate in an annual stock based incentive plan under which he may be awarded stock options, RSUs and restricted stock grants at the end of each year, subject to certain performance goals. Mr. Early was also eligible to participate in any benefit plans that may be offered from time to time by the Company to its senior management. Mr. Early was an at-will employee of the Company. However, in the event that Mr. Early was terminated by the Company for any reason other than death, total disability or for Cause (as defined in the Early 2018 Employment Agreement), Mr. Early would have been entitled to: (i) payment of six months of his then current base salary and (ii) six months continuation of his health benefits. Such payment and benefits would have been subject to an effective release of claims. In the event Mr. Early resigned for Good Reason (as defined in the Early 2018 Employment Agreement), Mr. Early would have been entitled to payment of six months of his then current base salary payable in monthly installments.

Gregory Richard – Senior Vice President, Chief Commercial Officer

Mr. Richard is an at-will employee of the Company and his base salary is not determined by an employment contract. Mr. Richard’s base salary is approved by the Compensation Committee based upon a recommendation of the Chief Executive Officer that is consistent with the Company’s compensation policy. However, Mr. Richard is party to an Employment Separation Agreement entered into by the Company and Mr. Richard on March 25, 2015 (the “Richard Agreement”), pursuant to which Mr. Richard is eligible to receive severance in the event of a qualifying termination of employment.

Under the Richard Agreement, in the event of a termination of Mr. Richard’s employment by the Company without Cause (as defined in the Richard Agreement) or a resignation by Mr. Richard for Good Reason (as defined in the Richard Agreement), Mr. Richard would be entitled to receive a lump sum equal to: (i) twelve times his then current base monthly salary plus (ii) the average of the annual amounts paid to Mr. Richard during the prior three full fiscal years pursuant to any cash-based incentive or bonus plan in which he participates. The Company would also pay his applicable COBRA premium for up to 12 months following such termination. Such payments and benefits would be subject to an effective release of claims.

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AUDIT COMMITTEE MATTERS AND FEES PAID TO
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Under its charter, the Audit Committee must pre-approve all engagements of our independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the independent registered public accounting firm’s retention to audit our financial statements and permissible non-audit services, including the associated fees, is approved by the Audit Committee. At the beginning of each fiscal year, the Audit Committee evaluates other known potential engagements of the independent registered public accounting firm, in light of the scope of the work proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence. At subsequent Audit Committee meetings, the Audit Committee receives updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for approval. Typically, these would be services, such as due diligence for an acquisition, that were not known at the beginning of the year. The Audit Committee has delegated to the Chairperson of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between committee meetings. If the Chairperson so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting. All of the services and corresponding fees described above were approved by the Audit Committee.

BDO, an independent registered public accounting firm, has served as our independent accountants beginning in 2012. Fees for services provided by BDO for the past two completed years ended December 31 were as follows:

PRINCIPAL ACCOUNTANT FEES AND SERVICES
	2019	2018
Audit Fees (1)(2)(3)	$448,773	$266,295
Audit-Related Fees (4)	200,850	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$649,623	$266,295

(1)	Audit fees include the audit of our consolidated financial statements.

(2)	Included within audit fees for the year ended December 31, 2019 are those fees totaling $81,000 associated with our public offerings in 2019.

(3)	Included within audit fees for the year ended December 31, 2018 are those fees totaling $78,000 associated with our public offerings in 2018.

(4)	Audit-related fees include fees incurred for the historical audit of CGI required for the acquisition.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference therein.

The Audit Committee has reviewed our audited financial statements for the fiscal year ended December 31, 2019 and discussed them with management and BDO, the independent registered public accounting firm that audited our financial statements for fiscal 2019. The Audit Committee has also discussed with BDO the matters required to be discussed by the SEC and the Public Company Accounting Oversight Board’s (the “PCAOB”) Auditing Standard No. 1301, “Communications with Audit Committees.” The Audit Committee also received the written disclosures and the letter from BDO required by Rule 3526 of the PCAOB, “Communications with Audit Committees Concerning Independence,” and the Audit Committee discussed with BDO the firm’s independence.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations, including the effectiveness of internal control over financial reporting. BDO was responsible for performing an independent audit of our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. BDO had full access to the Audit Committee to discuss any matters they deem appropriate.

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Based on the reports and discussions described in this report, the Audit Committee recommended to the Board that our audited financial statements for the fiscal year ended December 31, 2019 be included in our annual report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

Submitted by the Audit Committee

Dr. Joseph Keegan, Chairperson

Stephen Sullivan

Fortunato Ron Rocca

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of May 15, 2020 (unless otherwise indicated), the number of shares of our Common Stock beneficially owned by: (i) each stockholder who is known by us to own beneficially in excess of 5% of our outstanding Common Stock; (ii) each of our current directors; (iii) each of our current executive officers, (iv) each of our named executive officers as of December 31, 2019 included in the section of this Proxy Statement entitled “Summary Compensation Table”; and (v) all current directors and executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of Common Stock owned by them and all information with respect to beneficial ownership has been furnished to us by the respective stockholder. Except as otherwise indicated, the address of the persons listed below is c/o Interpace Biosciences, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054. The percentage of beneficial ownership is based on 4,036,595 shares of Common Stock outstanding on May 15, 2020.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Shares Outstanding
5% Holders:
Ampersand 2018 Limited Partnership(2)	4,666,666	(3)	53.6	%(18)
1315 Capital II, L.P.(4)	3,166,666	(5)	44.0	%(19)

Executive officers and directors:
Jack E. Stover (6)	131,605	(7)	3.2%
Fred Knechtel (8)	-	(20)	*
Edward Chan (9)	-		*
Robert Gorman (10)	6,321	(21)	*
Joseph Keegan (11)	4,877	(12)	*
Eric Lev (13)(14)	4,666,666	(3)	53.6	%(18)
Fortunato Ron Rocca	-	(22)	*
Stephen J. Sullivan (16)	6,339	(17)	*
James Early(26)	16,390	(24)	*
Gregory Richard (27)	48,931	(25)	*
as a group (8 persons)	4,815,808	(3) (7) (12) (17)(23)	54.4%

*	Represents beneficial ownership of less than 1% of our outstanding Common Stock

(1)	Beneficial ownership and percentage ownership are determined in accordance with the rules and regulations of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we include shares underlying common stock derivatives, such as stock options and RSUs that a person has the right to acquire within 60 days of May 15, 2020. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	The reported address of Ampersand is 55 William Street, Suite 240, Wellesley, MA 02481.

(3)	This information is based solely on an amended Schedule 13D filed with the SEC April 23, 2020 by Ampersand. Ampersand reported shared voting power of 4,666,666 shares of Common Stock underlying 28,000 shares of Series B Preferred Stock. Series B Preferred Stock is convertible into shares of Common Stock at any time and from time to time, at the option of holders. The Series B Preferred Stock is convertible into shares of Common Stock pursuant to the terms of the Certificate of Designation of Series B Preferred Stock.

(4)	The reported address of 1315 Capital II, L.P. is 2929 Walnut Street, Suite 1240, Philadelphia, PA 19104.

(5)	This information is based solely on an amended Schedule 13D filed with the SEC April 30, 2020 by 1315 Capital. 1315 Capital reported shared voting power of 3,166,666 shares of Common Stock underlying 19,000 shares of Series B Preferred Stock. Series B Preferred Stock is convertible into shares of Common Stock at any time and from time to time, at the option of holders. The Series B Preferred Stock is convertible into shares of Common Stock pursuant to the terms of the Certificate of Designation of Series B Preferred Stock.

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(6)	Currently serves as our President and Chief Executive Officer and as a member of the Board.

(7)	Includes 13,461 RSUs that would vest immediately upon retirement and 89,349 shares issuable pursuant to stock options exercisable within 60 days of May 15, 2020. Excludes 88,845 stock options that are not exercisable within 60 days of May 15, 2020.

(8)	Currently serves as our Chief Financial Officer, Secretary and Treasurer.

(9)	Currently serves as a member of the Board. Mr. Chan has voluntarily agreed to waive all stock awards and stock option awards in 2020 in connection with his service as a director.

(10)	Currently serves as a Chairman of the Board.

(11)	Currently serves as a member of the Board.

(12)	Includes 3,280 shares issuable pursuant to stock options exercisable within 60 days of May 15, 2020. Excludes 640 stock options that are not exercisable within 60 days of May 15, 2020 and 1,000 stock options whose issuance is contingent upon the approval of Proposal No. 4.

(13)	Currently serves as a member of the Board.

(14)	These securities are held of record by Ampersand. Mr. Lev is an indirect owner of partnership interests of both Ampersand and of Ampersand’s general partner. Mr. Lev does not have voting or investment power with respect to the shares held by Ampersand. Mr. Lev has voluntarily agreed to waive all stock awards and stock option awards in 2019 and 2020 in connection with his service as a director.

(15)	Currently serves as a member of the Board.

(16)	Currently serves as a member of the Board.

(17)	Includes 160 RSUs that would vest immediately upon retirement and 3,880 shares issuable pursuant to stock options exercisable within 60 days of May 15, 2020. Excludes 640 stock options that are not exercisable within 60 days of May 15, 2020 and 1,300 stock options whose issuance is contingent upon the approval of Proposal No. 4.

(18)	Ampersand’s ownership would be 39.3%, assuming the conversion of all 47,000 outstanding shares of Series B into an aggregate of 7,833,332 shares of Common Stock.

(19)	1315 Capital’s ownership would be 26.7% assuming the conversion of all 47,000 outstanding shares of Series B into an aggregate of 7,833,332 shares of Common Stock.

(20)	Excludes 120,000 stock options that are not exercisable within 60 days of May 15, 2020.

(21)	Excludes 166,000 stock options whose issuance is contingent upon the approval of Proposal No. 4.

(22)	Excludes 28,000 stock options whose issuance is contingent upon the approval of Proposal No. 4.

(23)	The total for current directors and executive officers as a group excludes former executive officers Mr. Early and Mr. Richard.

(24)	Includes 13,894 shares issuable pursuant to stock options exercisable within 60 days of May 15, 2020.

(25)	Includes 42,493 shares issuable pursuant to stock options exercisable within 60 days of May 15, 2020.

(26)	Formerly served as our Chief Financial Officer, Secretary and Treasurer, Mr. Early no longer serves as an employee of the Company.

(27)	Mr. Richard, our Chief Commercial Officer, is no longer considered an executive officer as of December 31, 2019.

The following table provides information as of December 31, 2019 with respect to shares of Common Stock that may be issued under our existing equity compensation plans.

Number of
Securities
Remaining
Available for
	Number of		Future Issuance
	Securities to be	Weighted	Under Equity
	Issued upon	Average	Compensation
	Exercise of	Exercise Price	Plans
	Outstanding	of Outstanding	(Excluding
	Options,	Options,	Securities
	Warrants and	Warrants and	Reflected in the
Plan Category	Rights	Rights	First Column)
Equity compensation plans approved by security holders

Amended 2004 Plan	393,678	$12.70	-

2019 Equity Incentive Plan	22,000	8.30	276,294

Equity compensation plans not approved by security holders	-	-	-
Total	415,678	$12.50	276,294

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We are required to disclose transactions since January 1, 2018, to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or an affiliate or immediate family member thereof had or will have a direct or indirect material interest, other than employment, compensation, termination and change in control arrangements with our named executive officers, which are described in the section “Information About Our Executive Compensation”.

On July 15, 2019, we entered into the Securities Purchase Agreement with Ampersand (the “Securities Purchase Agreement”) pursuant to which we agreed to sell, and Ampersand agreed to purchase, up to $27.0 million of our preferred stock, consisting of two series, Series A Preferred Stock and Series A-1 (“Series A-1”), to be funded at up to two different closings subject to certain conditions. The initial closing, which was consummated promptly after the execution of the Securities Purchase Agreement, involved the issuance of 60 newly created shares of Series A Preferred Stock at an aggregate purchase price of $6.0 million, and 80 newly created shares of Series A-1 at an aggregate purchase price of $8.0 million. Eric Lev was initially designated as director on effective July 15, 2019 by Ampersand pursuant to its rights as holder of Series A Preferred Stock and thereby appointed and elected to the Board.

In connection with the Securities Purchase Agreement, we also entered into the Investor Rights Agreement with Ampersand pursuant to which we established certain terms and conditions covering the rights and restrictions of Ampersand with respect to the ownership of the preferred stock and other capital stock of the Company. Moreover, our directors and executive officers entered into Voting Agreements, dated July 15, 2019 (the “Voting Agreements”) with Ampersand, pursuant to which they agreed to vote in favor of any resolution presented to the stockholders of the Company to approve or facilitate the issuance of Common Stock issuable upon conversion of the Preferred Stock or any exercise of pre-emptive rights of under the terms of the Investor Rights Agreement, and agreed until the earlier to occur of the termination of the Voting Agreement or January 15, 2020, not to transfer any shares of Common Stock held by such directors and executive officers.

The terms of the Series A-1 provided that each share of Series A-1 would automatically convert into one share of Series A Preferred Stock upon the Company obtaining the approval of its stockholders, as required under the rules of Nasdaq, of the issuance of shares of Common Stock upon conversion of such preferred stock in excess of the aggregate number of shares of Common Stock that the Company may issue upon conversion of such preferred stock without breaching its obligations under the such rules. The stockholder approval was obtained on October 10, 2019 and each share of Series A-1 issued to Ampersand at the initial closing automatically converted into one share of Series A Preferred Stock on that day. The second closing under the Securities Purchase Agreement was effected on October 16, 2019, whereby the Company issued to Ampersand 130 newly created shares of Series A Preferred Stock at an aggregate gross purchase price of $13.0 million. Ampersand re-designated Mr. Lev and initially designated Robert Gorman and Laurence McCarthy as directors pursuant to its rights as holder of Series A Preferred Stock, who were thereby appointed and elected to the Board.

On January 10, 2020, we entered into the Securities Purchase and Exchange Agreement with Ampersand and 1315 Capital. Pursuant to the Securities Purchase and Exchange Agreement, 1315 Capital agreed to purchase 19,000 shares of the Series B Preferred Stock at an aggregate purchase price of $19.0 million and Ampersand agreed to purchase 1,000 shares of the Series B Preferred Stock at an aggregate purchase price of $1.0 million. We also agreed to exchange all 270 shares of the Company’s issued and outstanding Series A Preferred Stock held by Ampersand for 27,000 newly created shares of Series B Preferred Stock. The Company and the Series B Investors amended and restated that certain Investor Rights Agreement, dated as of July 15, 2019, among the Company and Ampersand. Each Series B Investor also agreed to vote in favor of the election of incumbent directors Jack Stover, Dr. Joseph Keegan and Stephen J. Sullivan to the Board at this Annual Meeting and in favor of any nominee of the Nominating Committee at this Annual Meeting and future annual meetings.

The Certificate of Designation of Series B Preferred Stock provides that, for so long as Ampersand or 1315 Capital holds at least sixty percent (60%) of the Series B Preferred Stock issued to it on the Issuance Date (as defined therein), such Series B Investor will be entitled to elect two directors to the Board, provided that one of the directors qualifies as an “independent director” under Rule 5605(a)(2) of the listing rules of Nasdaq (or any successor rule or similar rule promulgated by another exchange on which our securities are then listed or designated). However, if at any time such Series B Investor holds less than sixty percent (60%), but at least forty percent (40%), of the Series B Preferred Stock issued to them on the Issuance Date, such Series B Investor would only be entitled to elect one director to the Board. Any director elected pursuant to the terms of the Certificate of Designation of Series B Preferred Stock may be removed without cause by, and only by, the affirmative vote of the holders of Series B Preferred Stock. A vacancy in any directorship filled by the holders of Series B Preferred Stock may be filled only by vote or written consent in lieu of a meeting of such holders of Series B Preferred Stock or by any remaining director or directors elected by such holders of Series B Preferred Stock. Moreover, on any matter presented to holders of Common Stock for their action or consideration at any meeting of our stockholders (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of our Series B Preferred Stock will be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held by such holder are convertible and, except as provided by law or by our Certificate of Incorporation (which includes the Certificate of Designation of Series B Preferred Stock), will vote together with the holders of Common Stock as a single class, on an as-converted to Common Stock basis.

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Concurrently with the closing on January 15, 2020, Mr. McCarthy resigned as director and, pursuant to the Series B Investors’ rights as holder of Series B Preferred Stock, Ampersand re-designated Mr. Lev and Mr. Gorman and 1315 Capital initially designated Edward Chan, who were thereby appointed and elected to the Board. Mr. Lev is a general partner of the general partner of Ampersand, Ampersand Capital Partners. Mr. Chan is an employee of an entity related to 1315 Capital, 1315 Capital Management, LLC. On January 22, 2020, 1315 Capital designated Fortunato Ron Rocca who was thereby appointed and elected to the Board. The Board determined that each of the members of the current Board, except Mr. Stover and Mr. Gorman, are independent directors under Rule 5605(a)(2) of the listing rules of Nasdaq. As of the date of this Proxy Statement, the Series B Investors and their affiliates control, on an as-converted basis, an aggregate of sixty-six percent (66%) of our outstanding shares of common stock through their holdings of the Series B Preferred Stock.

In April 2020, the Company entered into Support Agreements with each of the Series B Investors, pursuant to which Ampersand and 1315 Capital, respectively, consented to, and agreed to vote (by proxy or otherwise), all shares of Series B Preferred Stock registered in its name or beneficially owned by it and/or over which it exercises voting control as of the date of the Support Agreement and any other shares of Series B Preferred Stock legally or beneficially held or acquired by such Series B Investor after the date of the Support Agreement or over which it exercises voting control, in favor of any Fundamental Action desired to be taken by the Company as determined by the Board. For purposes of each Support Agreement, “Fundamental Action” means any action proposed to be taken by the Company and set forth in Section 4(d)(i), 4(d)(ii), 4(d)(v), 4(d)(vi), 4(d)(viii) or 4(d)(ix) of the Certificate of Designation of Series B Preferred Stock or Section 8.5.1.1, 8.5.1.2, 8.5.1.5, 8.5.1.6, 8.5.1.8 or 8.5.1.9 of the Amended and Restated Investor Rights Agreement.

Other than as set forth in the section “Information About Our Executive Compensation”, and as disclosed in this section “Certain Relationships and Related Party Transactions”, we are not a party to a current transaction with a related person, have not been a party to such a transaction since January 1, 2018, and no transaction is currently proposed, in which the amount of the transaction exceeds $120,000 and in which a related person had or will have a direct or indirect material interest.

OTHER MATTERS

We know of no other matters to be acted upon at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the attached form of proxy to vote the shares they represent as the Board may recommend.

ADDITIONAL INFORMATION

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees) household the Company’s proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report on Form 10-K, please contact us by writing to Interpace Biosciences, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054, or calling 1-412-224-6100.

Stockholder Proposals for the 2021 Annual Meeting

Any proposal that a stockholder desires to have included in our proxy materials relating to our annual meeting of stockholders in 2021 must be received by us at our principal office at Interpace Biosciences, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054 no later than February 1, 2021, and must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for that meeting. In the event that the 2021 annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting (July 9, 2021), the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials.

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The Bylaws provide that advance written notice of stockholder-proposed business intended to be brought before an annual meeting of stockholders must be given to the Secretary of the Company not less than 90 days (April 10, 2021) nor more than 120 days (March 11, 2021) prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date (July 9, 2021), notice by any stockholder of business intended to be brought must be received not later than the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made (such advance written notice within such time periods is defined as “Timely Notice”).

A stockholder’s written notice must set forth, as to each proposed matter: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal to amend our Bylaws, the language of the proposed amendment; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the number of shares of our Common Stock which are beneficially owned by such stockholder; (iv) a representation that the stockholder is a holder of record of shares of the Company’s Common Stock entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business; and (v) any Disclosable Interests (as defined in the Company’s Bylaws) of the stockholder in such proposal.

The Bylaws also provide that a stockholder may request that persons be nominated for election as directors by providing Timely Notice and providing the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth in the Bylaws.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on July 9, 2020.

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2019 are also available on the Internet at:

www.proxyvote.com

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, then the section of this Proxy Statement entitled “Audit Committee Report” will not be deemed incorporated unless specifically provided otherwise in such filing. The content contained in, or that can be accessed through, our website is not incorporated into this Proxy Statement.

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Availability of Annual Report on Form 10-K

We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2019, including the financial statements and financial statement schedules included therein. All such requests should be directed to Interpace Biosciences, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054.

By order of the Board of Directors,

/s/ Robert Gorman
Robert Gorman
Chairman

          , 2020

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ANNEX A

Text of proposed Amendment to Certificate of Incorporation

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

INTERPACE BIOSCIENCES, INC.

Interpace Biosciences, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That the board of directors of the Corporation has duly adopted resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation, directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof, and authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Certificate of Incorporation. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered “SEVENTH” so that, as amended, said Article shall be and read as follows:

SEVENTH: The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The phrase “whole Board” and the phrase “total number of directors” shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies. The original or other Bylaws of the Corporation may be adopted, amended or repealed by the initial directors. After the original or other Bylaws of the Corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the Bylaws of the Corporation may be exercised by the Board of Directors of the Corporation.

1. Number of Directors. The number of directors of the Corporation shall not be less than one. The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time by, or in the manner provided in, the Corporation’s Bylaws.

2. Election of Directors/Terms of Office. Election of directors need not be by written ballot except as and to the extent provided in the Bylaws of the Corporation. Except as otherwise provided herein, each director shall serve for a term ending on the date of the next annual meeting of the stockholders following the annual meeting at which such director was elected. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

3. Removal. Directors of the Corporation may be removed with or without cause by the affirmative vote of the holders of at least two-thirds of the shares of capital stock of the Corporation issued and outstanding and entitled to vote generally in the election of directors.

4. Vacancies. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board of Directors, shall be filled only by a vote of a majority of directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next election, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

5. Preferred Stock Directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right to vote separately by class or series to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies, removal of directors and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto.

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6. Stockholder Nominations and Introductions of Business. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before either an annual or special meeting of stockholders shall be given in the manner provided by the Bylaws of the Corporation.

7. Committees. Wherever the term “Board of Directors” is used in this Certificate of Incorporation, such term shall mean the Board of Directors of the Corporation; provided, however that to the extent any committee of directors of the Board of Directors exists, such committee may exercise any right or authority of the Board of Directors under this Certificate of Incorporation.

8. Amendments to Article. Notwithstanding any other provision of law, this Certificate of Incorporation or the Bylaws of the Corporation, each as amended, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the shares of capital stock of the Corporation issued and outstanding and entitled to vote generally in the election of directors shall be required to amend or repeal or to adopt any provision inconsistent with this Article SEVENTH.

SECOND: That pursuant to resolution of the Board of Directors, the proposed amendment was submitted to the stockholders of the Corporation for consideration at the annual meeting of stockholders held on July 9, 2020 and was duly adopted by the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of Delaware.

IN WITNESS WHEREOF, Interpace Biosciences, Inc. has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of July 9, 2020.

By:
Name:	Jack E. Stover
Title:	President, Chief Executive Officer, Director

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Text of corresponding extract of existing Certificate of Incorporation marked against proposed amendment

SEVENTH: ~~(a)~~ The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The phrase “whole Board” and the phrase “total number of directors” shall be deemed to have the same meaning, to wit, the total number of directors which the Corporation would have if there were no vacancies. The original or other Bylaws of the Corporation may be adopted, amended or repealed by the initial directors. After the original or other Bylaws of the Corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the Bylaws of the Corporation may be exercised by the Board of Directors of the Corporation.

~~(b) Until the consummation of an initial public offering (an “IPO”) of the Common Stock under the Securities Act of 1933, as amended (the “Act”), the Corporation shall have one or more directors, the number of directors to be determined from time to time by vote of a majority of the directors then in office. Immediately upon the consummation of an IPO, the following provisions shall apply:~~

1. Number of Directors. The number of directors of the Corporation shall not be less than one. The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time by, or in the manner provided in, the Corporation’s Bylaws.

~~2. Classes of Directors. The Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the designated number of directors by three, then if such fraction is one-third, the extra director shall be a member of Class II, and if such fraction is two-thirds, one of the extra directors shall be a member of Class II and one of the extra directors shall be a member of Class III, unless otherwise provided from time to time by resolution adopted by the Board of Directors. The persons who shall serve as the initial Class I, Class II and Class III directors upon consummation of the IPO may be designated by the Board of Directors prior to such IPO.~~

~~3~~2. Election of Directors/Terms of Office. Election of directors need not be by written ballot except as and to the extent provided in the Bylaws of the Corporation. Except as otherwise provided herein, each director shall serve for a term ending on the date of the ~~third~~ next annual meeting of the stockholders following the annual meeting at which such director was elected. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. ~~for cause. Each initial Class I director shall serve for a one year term; each initial Class II director shall serve for a two year term; and each initial Class III director shall serve for a three year term. Notwithstanding the foregoing, the term of each director shall be subject to the election and qualification of his successor and to his earlier death, resignation or removal.~~

~~4. Allocation of Directors among Classes in the Event of Increases or Decreases in the Number of Directors. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the Board of Directors.~~

~~5. Preferred Stock Directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right to vote separately by class or series to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes provided by this Article Seventh, unless expressly provided by such terms.~~

~~6~~3. Removal. Directors of the Corporation may be removed ~~only for~~ with or without cause by the affirmative vote of the holders of at least two-thirds of the shares of capital stock of the Corporation issued and outstanding and entitled to vote generally in the election of directors.

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~~7~~4. Vacancies. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board of Directors, shall be filled only by a vote of a majority of directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next election ~~of the class for which such director shall have been chosen~~, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

5. Preferred Stock Directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right to vote separately by class or series to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies, removal of directors and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto.~~, and such directors so elected shall not be divided into classes provided by this Article Seventh, unless expressly provided by such terms.~~

~~8~~6. Stockholder Nominations and Introductions of Business. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before either an annual or special meeting of stockholders shall be given in the manner provided by the Bylaws of the Corporation.

~~9~~7. Committees. Wherever the term “Board of Directors” is used in this Certificate of Incorporation, such term shall mean the Board of Directors of the Corporation; provided, however that to the extent any committee of directors of the Board of Directors exists, such committee may exercise any right or authority of the Board of Directors under this Certificate of Incorporation.

~~10~~8. Amendments to Article. Notwithstanding any other provision of law, this Certificate of Incorporation or the Bylaws of the Corporation, each as amended, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the shares of capital stock of the Corporation issued and outstanding and entitled to vote generally in the election of directors shall be required to amend or repeal or to adopt any provision inconsistent with this Article SEVENTH.

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ANNEX B

AMENDMENT TO THE
INTERPACE BIOSCIENCES, INC. 2019 EQUITY INCENTIVE PLAN

The Interpace Biosciences, Inc. 2019 Equity Incentive Plan (the “Plan”) is hereby amended, effective as of the date of adoption of this Amendment by the Board of Directors of Interpace Biosciences, Inc. (the “Company”):

1. Section 3(a) of the Plan is amended in its entirety; provided that Section 3(a)(i), as amended, is subject to approval by the Company’s stockholders in accordance with Section 11 of the Plan:

(a)	Shares Subject to the Plan.

(i) Subject to adjustment as provided in Section 3(c) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 1,230,000 Shares (the “Plan Limit”), all of which may be issued in respect of Incentive Stock Options. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan.

(ii) Any Shares that are available for issuance under the Interpace Diagnostics Group, Inc. Amended and Restated 2004 Stock Award and Incentive Plan (the “2004 Plan”) as of the Effective Date, and any Shares that become available for issuance under the 2004 Plan following the Effective Date in accordance with the terms of the 2004 Plan (the “Additional Shares”) may be issued to Participants pursuant to the terms of this Plan. The Plan Limit shall be increased by such number of Additional Shares.

2. Section 9 of the Plan is amended in its entirety:

Section 9. Restricted Stock Units. Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, one Share. The Award Agreement evidencing a Restricted Stock Unit shall set forth the Vesting Conditions and time of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.

* * *

Except as amended hereby, the terms and conditions of the Plan shall otherwise continue in full force and effect.

INTERPACE BIOSCIENCES, INC.

By:
Name:
Title:

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ANNEX C

INTERPACE BIOSCIENCES, INC. 2019 EQUITY INCENTIVE PLAN

Adopted by the Board of Directors: August 2, 2019

Approved by the Stockholders: October 10, 2019

Section 1. Purpose; Definitions. The purposes of the Interpace Biosciences, Inc. 2019 Equity Incentive Plan (as amended from time to time, the “Plan”) are to: (a) enable Interpace Biosciences, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.

For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:

(a) “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

(b) “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

(c) “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Cash Awards made under this Plan.

(d) “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

(e) “Board” means the Board of Directors of the Company, as constituted from time to time.

(f) “Cash Award” means an award that is granted under Section 10.

(g) “Cause” means (i) Participant’s refusal to comply with any lawful directive or policy of the Company which refusal is not cured by the Participant within ten (10) days of such written notice from the Company; (ii) the Company’s determination that Participant has committed any act of dishonesty, embezzlement, unauthorized use or disclosure of confidential information or other intellectual property or trade secrets, common law fraud or other fraud against the Company or any Subsidiary or Affiliate; (iii) a material breach by the Participant of any written agreement with or any fiduciary duty owed to any Company or any Subsidiary or Affiliate; (iv) Participant’s conviction (or the entry of a plea of a nolo contendere or equivalent plea) of a felony or any misdemeanor involving material dishonesty or moral turpitude; or (v) Participant’s habitual or repeated misuse of, or habitual or repeated performance of Participant’s duties under the influence of, alcohol, illegally obtained prescription controlled substances or non-prescription controlled substances. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in such other agreement.

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(h) “Change in Control” shall mean the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(h)(i), Section 1(h)(iii), Section 1(h)(iv) or Section 1(h)(v) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iv) the sale or other disposition of all or substantially all of the assets of the Company; (v) a liquidation or dissolution of the Company or (vi) acceptance by stockholders of the Company of shares in a share exchange if the stockholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the voting securities outstanding immediately before such share exchange.

Notwithstanding anything in the Plan or an Award Agreement to the contrary, if an Award is subject to Section 409A of the Code, no event that, but for the application of this paragraph, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(j) “Committee” means the committee designated by the Board to administer the Plan under Section 2. To the extent required under Applicable Law, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director.

(k) “Director” means a member of the Board.

(l) “Disability” means a condition rendering a Participant Disabled.

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(m) “Disabled” will have the same meaning as set forth in Section 22(e)(3) of the Code.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o) “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Capital Market, the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) at the close of regular hours trading on the day of determination; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the day of determination; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final conclusive and binding.

(p) “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(q) “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

(r) “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

(s) “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.

(t) “Parent” means, in respect of the Company, a “parent corporation” as defined in Section 424(e) of the Code.

(u) “Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its respective Affiliates to whom an Award is granted.

(v) “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(w) “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 8 hereof.

(x) “Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section 9 hereof.

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(y) “Shares” means shares of the Company’s common stock, par value $0.01, subject to substitution or adjustment as provided in Section 3(c) hereof.

(z) “Stock Appreciation Right” means a right granted under and subject to Section 6 hereof.

(aa) “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.

Section 2. Administration. The Plan shall be administered by the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respective employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.

The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:

(a) select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4);

(b) determine the type of Award to be granted;

(c) determine the number of Shares, if any, to be covered by each Award;

(d) establish the terms and conditions of each Award;

(e) establish the performance conditions relevant to any Award and certify whether such performance conditions have been satisfied;

(f) approve forms of agreements (including Award Agreements) for use under the Plan;

(g) determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(d);

(h) accelerate the vesting or exercisability of an Award and to modify or amend each Award, subject to Section 11; and

(i) extend the period of time for which an Option or Stock Appreciation Right is to remain exercisable following a Participant’s termination of service to the Company from the limited period otherwise in effect for that Option or Stock Appreciation Right to such greater period of time as the Committee deems appropriate, but in no event beyond the expiration of the term of the Option or Stock Appreciation Right.

The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to establish the terms and form of each Award Agreement; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.

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The Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder, provided that the Committee shall have fixed the total number of Shares subject to such delegation. Any such delegation shall be subject to the applicable corporate laws of the State of Delaware. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

Section 3. Shares Subject to the Plan.

(a) Shares Subject to the Plan. Subject to adjustment as provided in Section 3(c) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 2,300,000 Shares (the “Plan Limit”), all of which may be issued in respect of Incentive Stock Options. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan.

(i) Any Shares that are available for issuance under the Interpace Diagnostics Group, Inc. Amended and Restated 2004 Stock Award and Incentive Plan (the “2004 Plan”) as of the Effective Date, and any Shares that become available for issuance under the 2004 Plan following the Effective Date in accordance with the terms of the 2004 Plan (the “Additional Shares”) may be issued to Participants pursuant to the terms of this Plan. The Plan Limit shall be increased by such number of Additional Shares.

(ii) The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $250,000.

(b) Effect of the Expiration or Termination of Awards. If and to the extent that an Option or a Stock Appreciation Right expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Award will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock or Restricted Stock Units is canceled or forfeited for any reason, the Shares subject to that Award will again become available for grant under the Plan. Shares withheld in settlement of a tax withholding obligation associated with an Award, or in satisfaction of the exercise price payable upon exercise of an Option, will not become available for grant under the Plan.

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(c) Other Adjustment. In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it may deem equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards.

(d) Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:

(i) cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;

(ii) cause any outstanding Option or Stock Appreciation Right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option or Stock Appreciation Right upon closing of the Change in Control;

(iii) cancel any unvested Award or unvested portion thereof, with or without consideration;

(iv) cancel any Award in exchange for a substitute award;

(v) redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to the Fair Market Value of an unrestricted Share on the date of the Change in Control;

(vi) cancel any Option or Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or the base price of the Stock Appreciation Right; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option or the base price of any such Stock Appreciation Right, the Committee may cancel that Option or Stock Appreciation Right without any payment of consideration therefor; and/or

(vii) take such other action as the Committee shall determine to be reasonable under the circumstances.

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Notwithstanding any provision of this Section 3(d), in the case of any Award subject to Section 409A of the Code, such Award shall vest and be distributed only in accordance with the terms of the applicable Award Agreement and the Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.

In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.

Section 4. Eligibility. Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options.

Section 5. Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option. Any Option granted under the Plan will be in such form as the Committee may at the time of such grant approve.

The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(a) Option Price. The exercise price per Share under an Option will be determined by the Committee and will not be less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

(b) Option Term. The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after expiration of the term of the Option.

(c) Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Such terms and conditions may include the continued employment or service of the Participant, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine in its sole discretion (the “Vesting Conditions”).

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(d) Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 7, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Committee may accept. The Committee may, in its sole discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised or through means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current Fair Market Value per Share over (b) the Option exercise price, divided by (B) the then current Fair Market Value per Share.

No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, if requested, has given the representation described in Section 17(a) hereof and fulfills such other conditions as may be set forth in the applicable Award Agreement.

(e) Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(f) Termination of Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

Section 6. Stock Appreciation Right. Subject to the other terms of the Plan, the Committee may grant Stock Appreciation Rights to eligible individuals. Each Stock Appreciation Right shall represent the right to receive, upon exercise, an amount equal to the number of Shares subject to the Award that is being exercised multiplied by the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) the base price specified in the applicable Award Agreement. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing each Stock Appreciation Right shall indicate the base price, the term and the Vesting Conditions for such Award. A Stock Appreciation Right base price may never be less than the Fair Market Value of the underlying common stock of the Company on the date of grant of such Stock Appreciation Right. The term of each Stock Appreciation Right will be fixed by the Committee, but no Stock Appreciation Right will be exercisable more than 10 years after the date the Stock Appreciation Right is granted. Subject to the terms and conditions of the applicable Award Agreement, Stock Appreciation Rights may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be exercised. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Stock Appreciation Rights will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

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Section 7. Termination of Service. Unless otherwise specified with respect to a particular Option or Stock Appreciation Right in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option or Stock Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 7.

(a) Termination by Reason of Death. If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

(b) Termination by Reason of Disability. If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or his or her personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

(c) Cause. If a Participant’s service with the Company or any Affiliate is terminated for Cause: (i) any Option or Stock Appreciation Right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

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(d) Other Termination. If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

Section 8. Restricted Stock.

(a) Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero. The prospective recipient of an Award of Restricted Stock will not have any rights with respect to such Award, unless and until such recipient has delivered to the Company an executed Award Agreement and has otherwise complied with the applicable terms and conditions of such Award.

(b) Certificates. Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of Shares subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s), if any, representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and if issued to the Participant, returned to the Company, to be held in escrow during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

(c) Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(i) During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon one or more Vesting Conditions.

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(ii) While any Share of Restricted Stock remains subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares, but will not have the right to receive any cash distributions or dividends prior to the lapse of the Restriction Period underlying such Shares unless otherwise provided under the applicable Award Agreement or as determined by the Committee. If any cash distributions or dividends are payable with respect to the Restricted Stock, the Committee, in its sole discretion, may require the cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3(a) of the Plan. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.

(iii) Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.

Section 9. Restricted Stock Units. Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing a Restricted Stock Unit shall set forth the Vesting Conditions and time and form of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.

Section 10. Cash Award. Subject to the other terms of the Plan, the Committee may grant Cash Awards to eligible individuals and may impose one or more Vesting Conditions on such Awards. Unless otherwise determined by the Committee, a Participant must provide services to the Company or its Affiliates through the last day of the performance period applicable to the Cash Award in order to be eligible to receive payment. Unless otherwise specified by the Committee, payment in respect of a Cash Award will be made in cash, by the fifteenth day of the third month following the year in which such Award is earned.

Section 11. Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time. However, except as otherwise provided in Section 3, no amendment, alteration or discontinuation will be made which would impair the rights of a Participant with respect to an Award without that Participant’s consent or which, without the approval of such amendment within 365 days of its adoption by the Board or by the Company’s stockholders in a manner consistent with Treas. Reg. § 1.422-3 (or any successor provision), would: (i) increase the total number of Shares reserved for issuance hereunder, or (ii) change the persons or class of persons eligible to receive Awards.

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Section 12. Prohibition on Repricing Programs. Neither the Committee nor the Board shall (i) implement any cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise prices or base prices per share in excess of the then current Fair Market Value per Share for consideration payable in equity securities of the Company or (iii) otherwise directly reduce the exercise price or base price in effect for outstanding Options or Stock Appreciation Rights under the Plan, without in each such instance obtaining stockholder approval.

Section 13. Conditions Upon Grant of Awards and Issuance of Shares.

(a) The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.

(b) No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law, including the filing and effectiveness of the Form S-8 registration statement for the Shares issuable under the Plan, and all applicable listing requirements of any stock exchange on which Shares are then listed for trading.

Section 14. Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

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Section 15. Withholding of Taxes.

(a) Required Withholding. All Awards under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Awards pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Awards, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Awards.

(b) Election to Withhold Shares. If the Committee so permits, Shares subject to an Award may be withheld to satisfy tax withholding obligations arising with respect thereto based on the Fair Market Value of such Shares at the time of withholding, to the extent that such withholding would not result in liability classification of such Award (or any portion thereof) under applicable accounting rules.

Section 16. Liability of Company.

(a) Inability to Obtain Authority. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

(b) Grants Exceeding Allotted Shares. If Shares subject to an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, that Award will be contingent with respect to such excess Shares, on the effectiveness under Applicable Law of a sufficient increase in the number of Shares subject to this Plan.

(c) Rights of Participants and Beneficiaries. The Company will pay all amounts payable under this Plan only to the applicable Participant, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Participant or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

Section 17. General Provisions.

(a) The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate.

(b) The Awards shall be subject to the Company’s stock ownership policies, as in effect from time to time.

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(c) All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(d) Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.

(e) Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.

(f) The Awards (whether vested or unvested) shall be subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.

Section 18. Effective Date of Plan. The Plan became effective on [ ] (the “Effective Date”), upon its approval by the holders of a majority of the voting power of the shares deemed present and entitled to vote at the meeting of stockholders of the Company.

Section 19. Term of Plan. Unless the Plan shall theretofore have been terminated in accordance with Section 11, the Plan shall terminate on the 10-year anniversary of the Effective Date, and no Awards under the Plan shall thereafter be granted.

Section 20. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

Section 21. Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.

Section 22. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Financial Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

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VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on July 8, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IDXG2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on July 8, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D18187-P41825

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERPACE BIOSCIENCES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
2. If Proposal No. 1 is approved, election of the seven director nominees, who will serve until the 2021 Annual Meeting or until their respective successors are duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Edward Chan
02) Robert Gorman
03) Joseph Keegan, Ph.D.
04) Eric Lev
05) Fortunato Ron Rocca
06) Jack E. Stover
07) Stephen J. Sullivan

The Board of Directors recommends you vote FOR proposals 1, 3, 4, 5 and 6.

Nominees:

	For	Withhold
3a. Joseph Keegan, Ph.D.	☐	☐
3b. Jack E. Stover	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D18188-P41825

INTERPACE BIOSCIENCES, INC.
Annual Meeting of Shareholders
July 9, 2020 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Jack E. Stover and Fred Knechtel, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of INTERPACE BIOSCIENCES, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, EDT on July 9, 2020, at www.virtualshareholdermeeting.com/IDXG2020, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side